--------------------------------------------------------------------------------


                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A NO. 1

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2000

                           Commission File No. 0-22524

                         MENDOCINO BREWING COMPANY, INC.
                         -------------------------------

        (Exact name of small business issuer as specified in its charter)

                California                                68-0318293
--------------------------------------------------------------------------------
(State or other jurisdiction of                          (IRS Employer
 incorporation or organization)                      Identification Number)

13351 South Highway 101,                                     95449
Hopland, California
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:      (707) 744-1015
                                                      --------------------------



Item 5.  Other events

On November 22, 2000, Mendocino Brewing Company, Inc. (the "Company") filed a definitive proxy statement in connection with its Annual Meeting of Shareholders, which is scheduled to be held on January 24, 2001. At the Annual Meeting, the Company's shareholders will be asked to consider four Proposals:
(1) approval of a Share Purchase Agreement between the Company and two offshore entities, Inversiones Mirabel, S.A. ("Inversiones"), and Golden Eagle Trust ("Golden Eagle"), under which the Company would acquire United Breweries International, UK Ltd. its wholly owned subsidiary, UBSN Ltd., as well as the U.S. and Canadian distribution rights for Kingfisher Premium Lager, in exchange for 5,500,000 shares of the Company's Common Stock; (2) amendment of the Company's Bylaws to allow for the election of up to nine Directors; (3) election of the Company's Directors for the forthcoming year, for which purpose the Board of Directors has nominated all seven of the existing Directors for re-election and Inversiones has nominated, pursuant to the terms of the Stock Purchase Agreement (and assuming that Proposal No. 2, above, is approved by the shareholders), David Townshend; and (4) ratification of the appointment of Moss Adams, L.L.P. to serve as the Company's independent accountants for the year ending December 31, 2000

The main Proposal to be considered at the Annual Meeting is the proposed acquisition of UBI, UK Ltd. and UBSN from Inversiones and Golden Eagle, both of which entities are affiliated with the Company's largest shareholder, United Breweries of America Inc., and its Chairman of the Board, Dr. Vijay Mallya. The Company originally announced the proposed acquisition by press release on March 29, 2000, but because of a variety of accounting, legal, and transaction issues the Share Purchase Agreement was not formally entered into until November 3, 2000. The proxy statement describes in detail the terms and conditions of the proposed acquisition, and includes as an attachment both the text of the Share Purchase Agreement and an opinion, prepared by the Company's financial advisor, Sage Capital LLC, as to the fairness of the transaction, from a financial point of view, to the Company's shareholders. The proxy statement also includes a description of the businesses of UBI, UK Ltd. and UBSN, as well as financial statements of the two companies.

The Company expects that it will mail the definitive proxy statement or about December 27, 2000. Meanwhile, a copy of the definitive proxy statement (and other information periodically filed with the Securities and Exchange Commission (the "Commission")) is available now and can be inspected and copies made at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Section of the Commission at its Washington, D.C. address at prescribed rates. Such material may also be accessed electronically by means of the Commission's Web site at http://www.sec.gov.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed as part of this report.

Exhibit

Number                     Description of Document
------                     -----------------------

1. United Breweries International (UK) Limited Directors' Report and Financial Statements for the Year Ended December 31, 1998

2. United Breweries International (UK) Limited Directors' Report and Financial Statements for the Year Ended December 31, 1999

3. United Breweries International (UK) Limited Unaudited Balance Sheet, Income Statement, and Statement of Cash Flows for the Nine Months Ended September 30, 2000

4. United Breweries International (UK) Limited Unaudited Income Statement and Statement of Cash Flows for the Nine Months Ended September 30, 1999.

5.                Mendocino   Brewing   Company,   Inc.  and  United   Breweries
                  International (UK) Limited Consolidated Pro Forma Balance Sheet as at September 30, 2000

6.                Mendocino   Brewing   Company,   Inc.  and  United   Breweries
                  International (UK) Limited Consolidated Pro Forma Income Statement for the Nine Months Ended September 30, 2000

7.                Mendocino   brewing   Company,   Inc.  and  United   Breweries
                  International (UK) Limited Consolidated Pro Forma Income Statement for the Year Ended December 31, 1999.




                                   SIGNATURES

Pursuant to the requirements on the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MENDOCINO BREWING COMPANY, INC.
                                            (Registrant)


Date:  December 22, 2000            By

                                        ----------------------------------------
                                        P.A. Murali, Chief Financial Officer

                                  SUPPLEMENT F

      UBI AND UBSN FINANCIAL STATEMENTS, PRO FORMAS, AND AUDITORS' REPORTS

         The Pro Forma Condensed Consolidated Balance Sheet of Registrant as of September 30, 2000 reflects the financial position of Registrant after giving effect to the acquisition of the stock of United Breweries International, Ltd. discussed above and assumes the acquisition took place on September 30, 2000. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 1999 and the nine months ended September 30, 2000 assume that the acquisition occurred on January 1, 1999, and are based on the operations of Registrant for the year ended December 31, 1999 and the nine months ended September 30, 2000. Such pro forma financial statements also reflect the sale of 5,500,000 shares of common stock referred above for the purchase of the common stock of United Breweries International, Ltd. at a purchase price of $ .81 per share (the last reported sale price of common stock on March 29, the day the purchase was announced.)


The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the purchase only from the closing date, should it occur.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.


                                                                          Pro forma Adjustment
                                                             ----------------------------------------------
                                       Mendocino Brewing       United Breweries                                   Pro forma
                                           Co., Inc.          International, Ltd.                                Consolidated
                                           09/30/2000           09/30/2000 (a)            Adjustments             09/30/2000
                                      -----------------      ------------------      ------------------      -----------------
ASSETS
CURRENT ASSETS
     Cash                             $         97,200         $       158,600        $              -       $        255,800
     Accounts receivable                     1,458,700               3,426,100                       -              4,884,800
     Inventories                             1,071,000                 143,800                       -              1,214,800
     Prepaid expenses                          215,000                       -                       -                215,000
                                      -----------------      ------------------      ------------------      -----------------
         Total current assets                2,841,900               3,728,500                       -              6,570,400
                                      -----------------      ------------------      ------------------      -----------------
PROPERTY AND EQUIPMENT                      14,148,700                 871,700                       -             15,020,400
                                      -----------------      ------------------      ------------------      -----------------
OTHER ASSETS
     Goodwill, net of amortization                   -                       -               3,476,600(b)           3,476,600
     Deferred taxes and other assets         2,993,700                       -                       -              2,993,700
                                      -----------------      ------------------      ------------------      -----------------
                                             2,993,700                       -               3,476,600              6,470,300
                                      -----------------      ------------------      ------------------      -----------------
         Total assets                 $     19,984,300        $      4,600,200        $      3,476,600       $     28,061,100
                                      =================      ==================      ==================      =================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                 $      1,695,200               2,442,600        $              -       $      4,137,800
     Accrued liabilities                       466,900                 290,600                       -                757,500
     Current maturities of debt                615,400                 888,600                       -              1,504,000
                                      -----------------      ------------------      ------------------      -----------------
         Total current liabilities           2,777,500               3,621,800                       -              6,399,300
LONG-TERM DEBT AND CAPITAL LEASES,
     Less current maturities                 5,696,500                       -                       -              5,696,500
LINE OF CREDIT                               1,482,700                       -                       -              1,482,700
                                      -----------------      ------------------      ------------------      -----------------
     Total liabilities                       9,956,700               3,621,800                       -             13,578,500
                                      -----------------      ------------------      ------------------      -----------------
STOCKHOLDERS' EQUITY
     Preferred stock                           227,600                       -                                        227,600
     Common stock                           13,841,900                 147,900               3,476,600(b)          17,466,400
     Accumulated deficit                    (4,041,900)                830,500                                     (3,211,400)
                                      -----------------      ------------------      ------------------      -----------------
         Total stockholders' equity         10,027,600                 978,400               3,476,600             14,482,600
                                      -----------------      ------------------      ------------------      -----------------
         Total liabilities and
         stockholders' equity         $     19,984,300        $      4,600,200        $      3,476,600       $     28,061,100
                                      =================      ==================      ==================      =================

(a) To include the assets and liabilities of United Breweries International, Ltd., as of September 30, 2000.

(b) To reflect the goodwill purchased resulting from the fair market value of 5,500,000 shares of the Registrant's stock at $.81 per share over the net book value of the assets of United Breweries International, Ltd.

                                                                          Pro forma Adjustment
                                                             ----------------------------------------------
                                       Mendocino Brewing       United Breweries                                 Pro forma
                                           Co., Inc.          International, Ltd.                              Consolidated
                                           09/30/2000           09/30/2000 (a)         Adjustments              09/30/2000
                                       -----------------      ----------------     ------------------       -----------------
NET SALES                              $      7,011,600        $    9,383,000       $              -        $     16,394,600
COST OF GOODS SOLD                            4,323,100             6,184,100                      -              10,507,200
                                       -----------------      ----------------     ------------------       -----------------
GROSS PROFIT                                  2,688,500             3,198,900                      -               5,887,500
OPERATING EXPENSES
     Selling and marketing                    1,505,900             1,874,000                                      3,380,700
     General and administrative                 976,200               721,100                65,200(b)             1,762,500
                                       -----------------      ----------------     ------------------       -----------------
                                              2,482,100             2,595,900                65,200                5,143,200
                                       -----------------      ----------------     ------------------       -----------------
INCOME (LOSS) FROM OPERATIONS                   206,400               603,000               (65,200)                 744,200
OTHER INCOME (EXPENSE)
     Interest expense                          (668,100)              (66,300)                     -                (734,400)
     Other income (expense)                      70,700               (49,000)                     -                  21,700
                                       -----------------      ----------------     ------------------       -----------------
                                               (597,400)             (115,300)                     -                (712,700)
                                       -----------------      ----------------     ------------------       -----------------
INCOME (LOSS) BEFORE INCOME TAXES              (391,000)              487,700               (65,200)                  31,500
BENEFIT FROM INCOME TAXES                      (154,200)                    -                      -                  31,500
                                       -----------------      ----------------     ------------------       -----------------
NET INCOME (LOSS)                      $       (236,800)       $      487,700       $       (65,200)        $        185,700
                                       =================      ================     ==================       =================
BASIC INCOME (LOSS) PER COMMON SHARE   $          (0.04)                                                    $           0.02
                                       =================                                                   ==================
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING                                  5,530,117                                    5,500,000(c)            11,030,117
                                       =================                           ==================      ==================

(a)  To include the profits and losses of United Breweries International, Ltd.

(b)  To record amortization of goodwill on the purchase amortized over 40 years.

(c) To reflect the shares issued for the purchase of the stock of United Breweries International, Ltd.

                                                                          Pro forma Adjustment
                                                             ----------------------------------------------
                                       Mendocino Brewing       United Breweries                                    Pro forma
                                           Co., Inc.          International, Ltd.                                 Consolidated
                                           09/30/2000           09/30/2000 (a)            Adjustments              09/30/2000
                                      ---------------------  ----------------------  ----------------------   ---------------------
NET SALES                                 $      8,698,600        $     11,886,600        $              -        $     20,585,200
COST OF GOODS SOLD                               5,767,900               7,783,600                       -              13,551,500
                                      ---------------------  ----------------------  ----------------------   ---------------------
GROSS PROFIT                                     2,930,700               4,103,000                       -               7,033,700
OPERATING EXPENSES
     Selling and marketing                       2,108,600               2,513,900                                       4,622,500
     General and administrative                  1,652,200               1,049,300                  86,900(b)            2,788,400
                                      ---------------------  ----------------------  ----------------------   ---------------------
                                                 3,760,800               3,563,200                  86,900               7,410,900
                                      ---------------------  ----------------------  ----------------------   ---------------------
INCOME (LOSS) FROM OPERATIONS                     (830,100)                539,800                 (86,900)               (377,200)
OTHER INCOME (EXPENSE)
     Interest expense                             (846,800)               (119,100)                       -               (965,900)
     Other income (expense)                       (358,900)               (121,800)                       -               (480,700)
                                      ---------------------  ----------------------  ----------------------   ---------------------
                                                (1,205,700)               (240,900)                       -             (1,446,600)
                                      ---------------------  ----------------------  ----------------------   ---------------------
INCOME (LOSS) BEFORE INCOME TAXES               (2,035,800)                298,900                 (86,900)             (1,823,800)
PROVISION (BENEFIT) FOR INCOME TAXES              (729,500)                102,000                        -               (627,500)
                                      ---------------------  ----------------------  ----------------------   ---------------------
NET INCOME (LOSS)                         $     (1,306,300)       $        196,900        $        (86,900)       $     (1,196,300)
                                      =====================  ======================  ======================   =====================
BASIC INCOME (LOSS) PER COMMON SHARE      $          (0.27)                                                       $          (0.12)
                                      =====================                                                   =====================
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING                                      4,838,151                                       5,500,000(c)           10,338,151
                                      =====================                          ======================   =====================

(a)  To include the profits and loses of United Breweries International, Ltd.

(b)  To record amortization of goodwill on the purchase amortized over 40 years.

(c) To reflect the shares issued for the purchase of the stock of United Breweries International, Ltd.

                                                 GBP (pound's)           GBP (pound's)         GBP (pound's)
                                                  Nine months
                                                ended September           December 31,          December 31,
                                                    30, 2000                  1999                  1998
                                              ---------------------     -----------------     -----------------
Net income                                          (pound)314,774        (pound)121,710         (pound)90,843

Items that would reduce net income
        Increase in deferred tax liability                       -                     -                (9,000)

Items that would increase net income
        Reduction in deferred tax liability                      -                23,000                     -
                                              ---------------------     -----------------     -----------------

Net income                                          (pound)314,774        (pound)144,710         (pound)81,843
                                              =====================     =================     =================


Balance sheet

        Deferred tax liability                       (pound)12,000         (pound)12,000         (pound)35,000
                                              =====================     =================     =================

                                              Conversion to United States Dollars

                                        GBP                        US$              GBP                          US$
                                       1999        Exchange       1999             1998         Exchange        1998
                                       UBIUK        Rate        Consolidated       UBIUK         Rate       Consolidated
                                    ------------  ----------  ----------------  ------------   ----------  ----------------

Cash                                     33,845       1.615      $   54,660         154,381       1.6628        $  256,705
Accounts Receivable                   2,972,235       1.615       4,800,160       2,719,157       1.6628         4,521,414
Allowance for doubtful accounts        (250,000)      1.615        (403,750)       (250,000)      1.6628          (415,700)
Inventory                                63,074       1.615         101,865         111,420       1.6628           185,269
                                      ---------                  ----------       ---------                     ----------
     Current assets                   2,819,154                   4,552,934       2,734,958                      4,547,688

Fixed assets
     Plant & equipment                1,291,990       1.615       2,086,564       1,298,445       1.6628         2,159,054
     Motor vehicles                     104,445       1.615         168,679          97,804       1.6628           162,628
     Accumulated depreciation         (803,327)       1.615      (1,297,373)       (788,811)      1.6628        (1,311,635)
                                      ---------                  ----------       ---------                     ----------

Total assets                          3,412,262                   5,510,803       3,342,396                      5,557,736
                                      =========                  ==========       =========                     ==========

Current liabilities
     Bank overdraft                   1,243,943       1.615       2,008,968       1,062,613       1.6628         1,766,913
     Accounts payable                 1,414,454       1.615       2,284,343       1,292,923       1.6628         2,149,872
     Income tax payable                  69,094       1.615         111,587          57,382       1.6628            95,415
     Accruals                           337,893       1.615         545,697         704,310       1.6628         1,171,127
                                      ---------                  ----------       ---------                     ----------
Total liabilities                     3,065,384                   4,950,595       3,117,228                      5,183,327

Equity
     Common stock                       100,000       1.615         161,500         100,000       1.6628           166,280
     Currency translation                                             (268)                                            500
     Prior year retained earnins        125,168       1.615         202,146          34,325       1.6628            57,076
     Current years earnings             121,710       1.617         196,829          90,843       1.6573           150,554
                                      ---------                  ----------       ---------                     ----------
Total equity and liabilities          3,412,262                  $5,510,803       3,342,396                     $5,557,736
                                      =========                  ==========       =========                     ==========


Sales                                 7,350,109       1.617     $11,886,596       6,787,918       1.6573       $11,249,617
Cost of goods sold                   (4,813,017)      1.617      (7,783,611)     (4,369,611)      1.6573        (7,241,756)
                                      ---------                  ----------       ---------                     ----------
Gross profit                          2,537,092                   4,102,985       2,418,307                      4,007,860

Selling costs                        (1,554,503)      1.617      (2,513,942)     (1,487,735)      1.6573        (2,465,623)
General and Administrative             (648,855)      1.617      (1,049,328)       (613,781)      1.6573        (1,017,219)
                                      ---------                  ----------       ---------                     ----------

Net income from operations              333,734                     539,715         316,791                        525,018
     Provision for litigation          (125,303)      1.617        (202,640)        (89,099)      1.6573          (147,664)
     Disposal of fixed assets            21,637       1.617          34,991               -       1.6573                 -
     Other income                        28,363       1.617          45,869               -       1.6573                 -
     Interest expense                   (73,649)      1.617        (119,105)        (85,489)      1.6573          (141,681)
                                      ---------                  ----------       ---------                     ----------
Net income before tax                   184,782                     298,829         142,203                        235,673
     Provision for income tax           (63,072)      1.617        (102,000)        (51,360)      1.6573           (85,119)
                                      ---------                  ----------       ---------                     ----------
Net income                              121,710                     196,829          90,843                        150,554
                                      =========                                   =========

Items that would reduce net income
     Increase in deferred
     tax liability                                                        -          (9,000)      1.6573           (14,916)

Items that would increase net income
     Reduction in deferred tax
     liability                           23,000       1.617          37,196
                                                                 ----------                                     ----------

Net income                                                       $  234,025                                     $  135,638
                                                                 ==========                                     ==========


The following nine pages contain conversions of the consolidated financial statements of UBI from United Kingdom Pounds Sterling to United States Dollars.
These conversions are not a part of the audited financial statements and are provided for reference purposes only.

                   United Breweries International, Ltd. (UBI)
                                  Balance Sheet
                               September 30, 2000

                                                   (GBP pound)      Exchange              (US$)
                                                      UBI             Rate                 UBI
                                                ----------------  -------------     -----------------
Cash                                             (pound)107,281      1.4787              $   158,636
Accounts receivable                                   2,316,983      1.4787                3,426,123
Inventory                                                97,221      1.4787                  143,761
                                                ----------------                    -----------------
      Current assets                                  2,521,485                            3,728,520

Property, plant and equipment                           589,491      1.4787                  871,680
                                                ----------------                    -----------------
Total assets                                   (pound)3,110,976                          $ 4,600,200
                                                ================                    =================

Current liabilities
      Bank overdraft                             (pound)600,936      1.4787              $   888,604
      Accounts payable                                1,651,837      1.4787                2,442,571
      Income tax payable                                 29,022      1.4787                   42,915
      Accruals                                          167,529      1.4787                  247,725
                                                ----------------                    -----------------
Total liabilities                                     2,449,324                            3,621,815
                                                ----------------                    -----------------

Stockholder's equity
      Common stock                                      100,000      1.4787                  147,870
      Currency translation                                           1.4787                  (22,349)
      Retained earnings                                 561,652           -                  852,864
                                                ----------------                    -----------------
                                                        661,652                              978,385
                                                ----------------                    -----------------
Total stockholder's equity and liabilities     (pound)3,110,976                          $ 4,600,200
                                                ================                    =================


                   United Breweries International, Ltd. (UBI)
                  Statement of Income and Stockholder's Equity
                               September 30, 2000

                                                (GBP pound)      Exchange              (US$)
                                                   UBI             Rate                 UBI
                                             ----------------  -------------     -----------------
Sales                                       (pound)6,054,809      1.5497              $ 9,383,138
Cost of goods sold                                 3,990,558      1.5497                6,184,168
                                             ----------------                    -----------------
Gross profit                                       2,064,251                            3,198,970

Selling and distribution                           1,209,783      1.5497                1,874,801
General and administrative                           465,332      1.5497                  721,125
                                             ----------------                    -----------------
Net income from operations                           389,136                              603,044
Other income (expense)
      Provision for litigation                       (31,605)     1.5497                  (48,978)
      Interest expense                               (42,757)     1.5497                  (66,261)
                                             ----------------                    -----------------

Net income before taxes                              314,774                              487,805
      Provision for income tax                             -      1.5497                        -
                                             ----------------                    -----------------
Net income                                           314,774                              487,805

Retained earnings, beginning of year                 246,878      1.4787                  365,058
                                             ----------------                    -----------------

Retained earnings, end of year                (pound)561,652                            $ 852,864
                                             ================                    =================


                   United Breweries International, Ltd. (UBI)
                             Statement of Cash Flows
                               September 30, 2000
                                                           (GBP pound)       Exchange             (US$)
                                                               UBI             Rate               UBI
                                                         ----------------  -------------   -----------------
Cash flows from operating activities
Net income                                                (pound)314,774      1.5497            $   487,805
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                                181,111      1.5497                280,668
     Gain on sale of assets                                       (2,185)     1.5497                 (3,386)
Changes in:
     Accounts receivable                                         405,252      1.5497                628,019
     Inventory                                                   (34,147)     1.5497                (52,918)
     Accounts payable and accruals                                26,943      1.5497                 41,754
                                                         ----------------                  -----------------
Net cash from operating activities                               891,748                          1,381,942
                                                         ----------------                  -----------------

Cash flows from investing activities
     Purchase of property, plant and equipment                  (179,295)     1.5497               (277,853)
     Cash received from sale of assets                             3,985      1.5497                  6,176
                                                         ----------------                  -----------------
                                                                (175,310)                          (271,678)
                                                         ----------------                  -----------------
Cash flows from financing activities
     Decrease in bank overdraft                                 (763,538)     1.5497             (1,183,255)
                                                         ----------------                  -----------------

Translation adjustment                                                 -                              3,344
                                                         ----------------                  -----------------

Net increase (decrease) in cash                                  (47,100)                           (69,647)

Cash beginning of year                                           154,381      1.4787                228,283
                                                         ----------------                  -----------------

Cash end of year                                          (pound)107,281                        $   158,636
                                                         ================                  =================


                   United Breweries International, Ltd. (UBI)
                                  Balance Sheet
                               December 31, 1999
                                                 (GBP pound)      Exchange            (US$)
                                                     UBI            Rate               UBI
                                               ---------------   ------------   ------------------
Cash                                            (pound)33,845       1.6150            $    54,660
Accounts receivable                                 2,722,235       1.6150              4,396,410
Inventory                                              63,074       1.6150                101,865
                                              ----------------                  ------------------
     Current assets                                 2,819,154                           4,552,934

Property, plant and equipment                         593,108       1.6150                957,869
                                              ----------------                  ------------------

Total assets                                 (pound)3,412,262                         $ 5,510,803
                                              ================                  ==================

Current liabilities
     Bank overdraft                          (pound)1,243,943       1.6150            $ 2,008,968
     Accounts payable                               1,414,454       1.6150              2,284,343
     Income tax payable                                69,094       1.6150                111,587
     Accruals                                         337,893       1.6150                545,697
                                              ----------------                  ------------------
Total liabilities                                   3,065,384                           4,950,595
                                              ----------------                  ------------------

Stockholder's Equity
     Common stock                                     100,000       1.6150                161,500
     Currency translation                                   -                                (268)
     Retained earnings                                246,878            -                398,976
                                              ----------------                  ------------------
                                                      346,878                             560,208
                                              ----------------                  ------------------

Total stockholder's equity and liabilities   (pound)3,412,262                         $ 5,510,803
                                              ================                  ==================


                   United Breweries International, Ltd. (UBI)
                  Statement of Income and Stockholder's Equity
                               December 31, 1999
                                              (GBP pound)       Exchange           (US$)
                                                  UBI             Rate              UBI
                                            ----------------  -------------  ------------------
Sales                                      (pound)7,350,109       1.6172          $ 11,886,596
Cost of goods sold                                4,813,017       1.6172             7,783,611
                                            ----------------                 ------------------

Gross profit                                      2,537,092                          4,102,985

Selling and distribution                          1,554,503       1.6172             2,513,942
General and administrative                          648,855       1.6172             1,049,328
                                            ----------------                 ------------------

Net income from operations                          333,734                            539,715
Other income (expense)
     Provision for litigation                      (125,303)      1.6172              (202,640)
     Disposal of fixed assets                        21,637       1.6172                34,991
     Other income                                    28,363       1.6172                45,869
     Interest expense                               (73,649)      1.6172              (119,105)
                                            ----------------                 ------------------

Net income before taxes                             184,782                            298,829

     Provision for income tax                       (63,072)      1.6172              (102,000)
                                            ----------------                 ------------------

Net income                                   (pound)121,710                       $    196,829

Retained earnings, beginning of year                125,168       1.6150               202,146
                                            ----------------                 ------------------

Retained earnings, end of year               (pound)246,878                       $    398,976
                                            ================                 ==================


                   United Breweries International, Ltd. (UBI)
                             Statement of Cash Flows
                               December 31, 1999
                                                             (GBP pound)      Exchange            (US$)
                                                                 UBI            Rate               UBI
                                                           ----------------  ------------   ------------------
Cash flows from operating activities
Net income                                                  (pound)121,710      1.6172              $ 196,829
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                                  235,315      1.6172                380,551
     Gain on sale of assets                                        (21,637)     1.6172                (34,991)
     Write-off of investment                                       (28,363)     1.6172                (45,869)
Changes in:
     Accounts receivable                                          (253,078)     1.6172               (409,278)
     Inventory                                                      48,346      1.6172                 78,185
     Accounts payable and accruals                                (244,886)     1.6172               (396,030)
                                                           ----------------                 ------------------
Net cash from operating activities                                (142,593)                          (230,601)
                                                           ----------------                 ------------------

Cash flows from investing activities
     Purchase of property, plant and equipment                    (238,809)     1.6172               (386,202)
     Cash received from sale of assets                              22,065      1.6172                 35,684
     Cash received from sale of investments                         50,000      1.6172                 80,860
                                                           ----------------                 ------------------
                                                                  (166,744)                          (269,658)
                                                           ----------------                 ------------------
Cash flows from financing activities
     Increase in bank overdraft                                    188,801      1.6172                305,329
                                                           ----------------                 ------------------

Translation adjustment                                                   -                                266
                                                           ----------------                 ------------------

Net increase (decrease) in cash                                   (120,536)                          (194,665)

Cash beginning of year                                             154,381      1.6150                249,325
                                                           ----------------                 ------------------

Cash end of year                                             (pound)33,845                           $ 54,660
                                                           ================                 ==================


                   United Breweries International, Ltd. (UBI)
                                  Balance Sheet
                               December 31, 1998
                                                    (GBP pound)       Exchange             (US$)
                                                        UBI             Rate                UBI
                                                 ----------------   ------------   --------------------
Cash                                              (pound)154,381       $1.6628             $   256,705
Accounts receivable                                    2,469,157        1.6628               4,105,714
Inventory                                                111,420        1.6628                 185,269
                                                 ----------------                  --------------------
     Current assets                                    2,734,958                             4,547,688

Property, plant & equipment                              607,438        1.6628               1,010,048
                                                 ----------------                  --------------------

Total assets                                    (pound)3,342,396                           $ 5,557,736
                                                 ================                  ====================

Current liabilities
     Bank overdraft                             (pound)1,062,613        1.6628             $ 1,766,913
     Accounts payable                                  1,292,923        1.6628               2,149,872
     Income tax payable                                   57,382        1.6628                  95,415
     Accruals                                            704,310        1.6628               1,171,127
                                                 ----------------                  --------------------
Total liabilities                                      3,117,228                             5,183,327
                                                 ----------------                  --------------------

Stockholder's Equity
     Common stock                                        100,000        1.6628                 166,280
     Currency translation adjustment                           -             -                     499
     Retained earnings                                   125,168             -                207,630
                                                 ----------------                  --------------------
                                                         225,168                               374,409
                                                 ----------------                  --------------------

Total stockholder's equity and liabilities      (pound)3,342,396                           $ 5,557,736
                                                 ================                  ====================


                   United Breweries International, Ltd. (UBI)
                  Statement of Income and Stockholder's Equity
                               December 31, 1998
                                                     (GBP pound)       Exchange             (US$)
                                                         UBI             Rate                UBI
                                                   ---------------   -------------  ---------------------
Sales                                            (pound)6,787,918        1.6573             $ 11,249,617
Cost of goods sold                                      4,369,611        1.6573                7,241,756
                                                   ---------------                  ---------------------
Gross profit                                            2,418,307                              4,007,860

Selling and distribution                                1,487,735        1.6573                2,465,623
General and a+A121dministrative                           613,781        1.6573                1,017,219
                                                   ---------------                  ---------------------
Net income from operations                                316,791                                525,018
Other income (expense)
     Provision for litigation                             (89,099)       1.6573                 (147,664)
     Interest expense                                     (85,489)       1.6573                 (141,681)
                                                   ---------------                  ---------------------

Net income before taxes                                   142,203                                235,673
     Provision for income tax                             (51,360)       1.6573                  (85,119)
                                                   ---------------                  ---------------------

Net income                                          (pound)90,843                                150,554

Retained earnings, beginning of year                       34,325        1.6628                   57,076
                                                   ---------------                  ---------------------

Retained earnings, end of year                     (pound)125,168                            $   207,630
                                                   ===============                  =====================


                   United Breweries International, Ltd. (UBI)
                             Statement of Cash Flows
                               December 31, 1998
                                                          (GBP pound)       Exchange            (US$)
                                                              UBI             Rate               UBI
                                                       -----------------  -------------   -----------------
Cash flows from operating activities
Net income                                                (pound)90,843       1.6573           $   150,554
Adjustments to reconcile net income
to net cash from operating activities
     Depreciation                                               175,173       1.6573               290,314
     Litigation costs                                           (89,099)      1.6573              (147,664)
Changes in:
     Accounts receivable                                       (580,585)      1.6573              (962,204)
     Inventory                                                  (67,150)      1.6573              (111,288)
     Accounts payable and accruals                             (211,670)      1.6573              (350,801)
                                                       -----------------                  -----------------
Net cash from operating activities                             (682,488)                        (1,131,087)
                                                       -----------------                  -----------------

Cash flows from investing activities
     Purchase of property, plant and equipment                 (264,397)      1.6573              (438,185)
                                                       -----------------                  -----------------

Cash flows from financing activities
     Increase in bank overdraft                               1,041,932       1.6573             1,726,794
                                                       -----------------                  -----------------

Translation adjustment                                                -            -                   523
                                                       -----------------                  -----------------
Net increase (decrease) in cash                                  95,047                            158,044

Cash beginning of year                                           59,334      $1.6628                98,661
                                                       -----------------                  -----------------

Cash end of year                                         (pound)154,381                        $   256,705
                                                       =================                  =================

              Company Registration No. 1688201 (England and Wales)









           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY






                           GROUP FINANCIAL STATEMENTS

                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY




COMPANY INFORMATION



         Directors                               M.K. Nambiar
                                                 V.S. Kumar
                                                 G.M.K. Lodhi


         Secretary                               G.M.K. Lodhi


         Company number                          1688201


         Registered office                       75 Westow Hill
                                                 Crystal Palace
                                                 London
                                                 SE19 1TX

         Business address                        77 Marlowes
                                                 Hemel Hampstead
                                                 Herts.
                                                 HP1 1LF

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

CONTENTS

                                                                      Page

                  Consolidated profit and loss account                   1


                  Consolidated balance sheet                             2


                  Consolidated cash flow statement                       3


                  Notes to the consolidated cash flow statement          4


                  Company balance sheet                                  5


                  Notes to the financial statements                   6 - 10


                  Company detailed profit and loss account              11

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

                                                       Note                   (pound)

Turnover                                                 2                   6,054,809

Cost of sales                                                               (3,990,558)

                                                                            ----------
Gross profit                                                                 2,064,251

Distribution costs                                                          (1,209,783)
Administrative expenses                                                       (465,332)
                                                                            ----------
Operating profit                                         3                     389,137

Litigation and other costs                                                     (31,605)
                                                                            ----------
Profit on ordinary activities before interest                                  357,532

Interest payable and similar charges                     4                     (42,757)
                                                                            ----------
Profit on ordinary activities before taxation                                  314,774

Tax on profit on ordinary activities                     5                          --
                                                                            ----------

Profit on ordinary activities after taxation            13           (pound)   314,774
                                                                            ==========


The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

              CONSOLIDATED BALANCE SHEET AS AT 30TH SEPTEMBER 2000

                                                        Note     (pound)     (pound)

Fixed assets
     Tangible assets                                      6                    589,491


Current assets

     Stocks                                               7       97,221
     Debtors                                              8    2,316,983
     Cash at bank and in hand                                    107,281
                                                              ----------
                                                               2,521,485

Creditors: amounts falling due within one year            9   (2,449,325)
                                                              ----------
Net current liabilities                                                         72,161
                                                                            ----------

Total assets less current liabilities                                (pound)   661,652
                                                                            ==========


Capital and reserves

Called up share capital                                  11                    100,000

Profit and loss account                                  12                    561,652
                                                                            ----------

Shareholder's funds - equity interests                   13          (pound)   661,652
                                                                            ==========


           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        CONSOLIDATED CASH FLOW STATEMENT
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000
                                                                        (pound)    (pound)

Net cash inflow/(outflow) from operation activities                                934,510

     Returns on investments and servicing of finance                               (42,757)
                                                                                  --------

Net cash outflow for returns on investments and servicing of finance               891,753

     Taxation                                                                           --


Capital expenditure and financial investments

     Payments to acquire tangible assets                               (179,295)
     Receipts from sales of tangible assets                               3,985
                                                                       --------
                                                                                  (175,310)
                                                                                  --------

Net cash outflow before management of liquid resources and financing       (pound) 716,443
                                                                                  ========


Increase in cash in the period                                             (pound) 716,443
                                                                                  ========


           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                  NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

                                                                   (pound)                       (pound)

1 Reconciliation of operating profit to net cash outflow from operating activities

     Profit on ordinary activities before interest                                                357,532
     Depreciation of tangible assets                                181,111
     Profit on disposal of tangible assets                           (2,185)
     (Increase) in stocks                                           (34,147)
     Decrease in debtors                                            405,252
     (Decrease) in creditors within one year                         26,948
     Provision for litigation costs                                      --                       576,979
                                                                 ----------                      --------

     Net cash outflow from operating activities                                         (pound)   934,510
                                                                                                 ========


                                                               1-Jan-00           Cash flow      30-Sep-00

2    Analysis of net debt

                                                                  (pound)          (pound)        (pound)
     Cash at bank and in hand                                        33,845        73,436         107,281
     Bank overdraft                                              (1,243,943)      643,007        (600,936)
                                                                 ----------       -------        --------

                                                    (pound)      (1,210,098)      716,443        (493,655)
                                                                 ==========       =======        ========


3    Reconciliation of net cash flow to movement in net debt

     Increase/(Decrease) in cash in the period                                                    716,443

     Opening net debt                                                                          (1,210,098)
                                                                                               ----------

     Closing net debt                                                                   (pound)  (493,655)
                                                                                               ==========

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

              COMPANY BALANCE SHEET AS AT 30TH SEPTEMBER 2000

                                                          Note       (pound)    (pound)
Fixed assets

     Investments                                            6                   299,119



Current assets

     Debtors                                                8        13,071
     Cash at bank and in hand                                        10,451
                                                                    --------
                                                                     23,522

Creditors: amounts falling due within one year              9       (26,858)
                                                                    --------
Net current liabilities                                                         (3,336)
                                                                             -----------

Fixed assets over net current assets                                            295,782

Creditors: amounts falling due after more than one year                        (162,000)
                                                                             -----------

Total assets less liabilities                                         (pound)  133,782
                                                                             ===========

Capital and reserves

Called up share capital                                                        100,000
Profit and loss account                                                         33,782
                                                                             -----------

Shareholders' fund - equity interests                                 (pound)  133,782
                                                                             ===========


           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

   1     Accounting policies

   1.1   Accounting convention

         The financial statements are prepared under the historical cost convention.

   1.2   Compliance with accounting standards

         The financial statements are prepared in accordance with applicable accounting standards.

   1.3   Turnover

         Turnover   represents  amounts  receivable  for  goods  sold,  services supplied and commissions receivable and is stated net of value added tax and trade discounts.

   1.4   Tangible fixed assets and depreciation

         Tangible   fixed   assets  are   stated  at  cost  less   depreciation.
         Depreciation is provided at rates to calculate the residual value of each asset over its expected useful life, as follows:

         Plant and equipment           6 to 7 years
         Motor vehicles                2 to 5 years

   1.5   Investments

         Fixed  asset   investments  are  stated  at  cost  less  provision  for
         diminution in value.

   1.6   Stocks

         Stock is valued on first-in, first-out basis at the lower of cost and net realizable value.

   1.7   Pensions

         The pension costs charged in the financial statements represent the contributions payable by the company during the period in accordance with Statements of Standard Accounting Practice 24.

   1.8   Deferred Taxation

         Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Balances denominated in foreign currencies are translated at the balance sheet date.

   1.9   Foreign currency translation

         Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to profit and loss account.

   2     Turnover

         The total  turnover of the group for the period has been  derived  from
         its  principal   activities.   Export  sales  during  the  period  were
         (pound)778,787.

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

                                                                     (pound)
   3     Operating profit
         Operating profit is stated after charging:
         Depreciation                                                181,111
         Auditors' remuneration                                           --
         Profit and loss on disposal of tangible assets               (2,185)
                                                              ==============

   4     Interest payable

         On bank overdraft and other credit facilities                42,757
                                                              ==============

   5     Taxation

         No provision for UK taxation for the period has been made in the accounts.

   6     Tangible fixed assets

   a)    Group

                                                             Plant and      Motor
                                                             equipment     Vehicles      Total
       Cost                                                   (pound)       (pound)     (pound)

       At 1 January 2000                                      1,291,990     104,445     1,396,435
       Additions                                                139,418      39,877       179,295
       Disposals                                                     --    (12,003)      (12,003)
                                                           ------------- ----------- -------------

       At 30th September 2000                                 1,431,408     132,319     1,563,727
                                                           ============= =========== =============
       Depreciation

       At 1 January 2000                                        767,385      35,942       803,327
       Charge for the period                                    149,479      31,632       181,111
       Disposals                                                     --    (10,202)      (10,202)
                                                           ------------- ----------- -------------

       At 30th September 2000                                   916,864      57,372       974,236
                                                           ============= =========== =============
       Net book value

       At 30th September 2000                                   514,544      74,947       589,491
                                                           ============= =========== =============

                                                           ============= =========== =============
       At 1st January 2000                                      524,605      68,503       593,108
                                                           ============= =========== =============

   b)  Company

       Cost at 1st January 2000 and 30th September 2000                       (pound)     299,119
                                                                                     =============

The company holds 100% of the ordinary issued shares capital of UBSN Limited, a company incorporated in England and Wales.




           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

   7     Stocks

         Finished goods and promotional material                              (pound)      97,221
                                                                                     =============

         There is no material difference between the current replacement cost and historical cost of stock.

   8     Debtors

                                                                            Group            Company

         Trade debtors                                                     2,314,679         13,071
         Prepayments and accrued income                                        2,304
                                                                         ------------    -----------
                                                                   (pound) 2,316,983  (pound)13,071
                                                                         ============    ===========

         Trade debtors include an amount of approximately (pound)250,000 due from German Lager Importers Limited, which is now in Creditors
         Voluntary Liquidation. The debt had been the subject of a legal action and German Lager Importers Limited had made a counter claim for the breech of contract. This counter claim was dismissed by the courts and UBSN Limited, the subsidiary undertaking, obtained judgement for the debt and full costs. In view of the subsequent voluntary liquidation a full provision has been made for all the money due from German Lager
         Importers Limited. All legal costs associated with these actions have been provided for in the accounts. UBSN Limited is pursuing an action to recover the debt through the liquidator of German Lager Importers
         Limited.

   9     Creditors: amounts falling due within one year.
                                                                                Group        Company

         Bank overdrafts                                                    (600,936)            --
         Trade creditors                                                  (1,651,837)        (4,318)
         Corporation tax                                                     (29,022)            (0)
         Other taxes and social security costs                                    --             --
         Other creditors                                                     (27,078)       (22,540)
         Accruals and deferred Income                                       (140,451)             0
                                                                         ------------    -----------
                                                                   (pound)(2,449,325)(pound)(26,858)
                                                                         ============    ===========

         The bank overdraft is secured by a fixed charge over the assets of the group.

   10    Pension costs

         The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund.

   11    Share Capital

                                                                                             Company

         Authorised

         500,000 Ordinary shares of(pound)1 each                                            500,000
                                                                                         ===========

         Allotted, called up and fully paid

         100,000 Ordinary shares of (pound) 1 each                                          100,000
                                                                                         ===========

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000
   12    Statement of movement on profit and loss account                                           Group Profit
                                                                                                   and loss a/c:
                                                                                                   -------------

         Balance at 1st January 2000                                                         (pound)    246,878
         Retained profit for the period                                                                 314,774
                                                                                                 --------------
         Balance at 30th September 2000                                                      (pound)    561,652
                                                                                                 ==============

   13    Reconciliations of movements in Shareholders' fund                                           Group

         Profit for the period to 30th September 2000                                        (pound)    314,774
         Opening Shareholders' fund                                                                     346,878
                                                                                                 --------------
         Closing Shareholders' fund                                                          (pound)    661,652
                                                                                                 ==============

   14    Contingent liabilities

   a) The company acts as a surety for the obligations on leased premises acquired by UB (Soyco) Limited, (a former subsidiary undertaking) for a term of twenty years from 24th June 1990 at an annual rental of (pound)61,500.

   b) The company has issued a letter of comfort to the bankers of the subsidiary undertaking in respect of a facility of (pound)1,500,000.
         made available to the subsidiary undertaking. Within the letter of comfort the company gave an undertaking to ensure the subsidiary would be able to fulfill all of its undertakings to the bank including business and financial obligations.

   15    Employee

         Number of employees

         The average monthly number of employees (including directors) during the period was:

         Sales and marketing                                                                                 11
         Administration                                                                                       7
                                                                                                 ==============


         Wages and salaries                                                                  (pound)    282,509
         (including pension costs)                                                                       14,034
                                                                                                 --------------
                                                                                             (pound)    296,543
                                                                                                 ==============

   16    Control

         The group's ultimate parent company is Inversion Mirabele S.A., a company incorporated in Panama.

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                        NOTES TO THE FINANCIAL STATEMENTS
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

   17  Related party transactions

       During the period to 30th September 2000, the group has had the following transactions with related parties:
       Related Party                                         Transactions                               (pound)
       Shepherd Neame Limited                                Sales                                      734,066
                                                             Freight costs                              244,878
                                                             Commissions payable                         60,644
                                                             Purchases                                3,924,716

       UBSN Limited                                          Royalties charge payable                     7,186

       American United Breweries Inc.                        Commissions/advertising payable             99,034
                                                                                                    ===========

         At the balance sheet date, the following balances remained outstanding with the related parties:

       Shepherd Neame Limited                                owed by                         (pound)    241,238
                                                             owed to                                  1,555,404
                                                             Accruals                                        --

       United Breweries International (UK) Limited           owed by                                    162,000
                                                             owed to                                      5,875

       UB Ltd.                                               Royalties payable                            4,318
                                                                                                    ===========

           UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARY

                    COMPANY DETAILED PROFIT AND LOSS ACCOUNT
                    FOR THE PERIOD ENDED 30TH SEPTEMBER 2000

                                                         (pound)        (pound)
Turnover

       Sales and commission                                              7,196


Administration expenses

       Wages and national insurance                     244,014
       Pension scheme contribution                         --
       Sundry expenses                                      780
       Royalties payable                                  4,612
                                                       --------
                                                                      (249,406)

Other operating income

       Costs reimbursed                                                244,014
                                                                      --------
Operating profit                                                         1,804

Interest payable

       Bank interest paid                                                 (111)
                                                                      --------

Profit before taxation                                         (pound)   1,692
                                                                      ========

                            Company Registration No. 1688201 (England and Wales)



                 UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND
                                  SUBSIDIARIES

                DIRECTORS' REPORT AND GROUP FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 31 DECEMBER 1999

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

COMPANY INFORMATION

         Directors                               M.K. Nambiar
                                                 V.S. Kumar
                                                 G.M.K. Lodhi

         Secretary                               G.M.K. Lodhi

         Company number                          1688201

         Registered office                       75 Westow Hill
                                                 Crystal Palace
                                                 London
                                                 SE19 1TX

         Business address                        77 Marlowes
                                                 Hemel Hampstead
                                                 HP1 1LF

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

CONTENTS

                                                                       Page

                  Directors' report                                    1 - 2


                  Consolidated profit and loss account                     3


                  Consolidated balance sheet                               4


                  Consolidated cash flow statement                         5


                  Notes to the consolidated cash flow statement            6


                  Company balance sheet                                    7


                  Notes to the financial statements                   8 - 15




                  The following does not form part of the statutory financial statements:

                  Company detailed trading and profit and loss account    16

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

DIRECTORS' REPORT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


The directors present their report and group financial statements for the year ended 31 December 1999.

Principal activities and review of the business

The group's principal activities during the year continued to be those of commission agents for the sale of beverages and marketing and distribution of beer and wines.

The results for the year and the financial position at the year end were considered satisfactory by the directors who expect continued growth in the foreseeable future.

Results and dividends

The results for the year are set out on page 3.

The directors do not recommend payment of any dividends.

Fixed assets

The significant changes in fixed assets during the year are shown in the notes to the financial statements.

Year 2000

The directors have identified the key risks to the company and has developed a plan to minimize their impact. They have considered not only the company's own systems but also those of its major suppliers and customers. Although no organization can guarantee that no year 2000 problems will arise, they believe that, having identified and removed the major risks to the company in accordance with the plan they have developed, it will be possible to quickly resolve any such problems as may arise without significant additional costs.

Directors' interests

The directors who served during the year and their beneficial interests in the shares of the company were as stated below:

                                                           Ordinary shares of (pound) 1 each
                                                         31 December 1999       1 January 1999
M K Nambiar                                                            --                   --
V S Kumar                                                              --                   --
G M K Lodhi                                                            --                   --
K G James           (Resigned 30 June 1999)

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


Directors' responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

- select suitable accounting  policies and then apply them consistently;
- make judgements and estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

On behalf of the board


/s/ Gul Lodhi
---------------------------------------

Director
/s/ M.K. Nambiar
---------------------------------------



--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

CONSOLIDATED PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                    1999          1998
                                                       Notes      (pound)       (pound)
Turnover                                                 2     7,350,109     6,787,918

Cost of sales                                                 (4,813,017)   (4,369,611)
                                                              ----------    ----------
Gross profit                                                   2,537,092     2,418,307

Distribution costs                                            (1,554,503)   (1,487,735)
Administrative expenses                                         (648,855)     (613,781)
                                                              ----------    ----------

Operating profit                                         3       333,734       316,791
Provision for litigation costs                                  (125,303)      (89,099)
                                                              ----------    ----------

Profit on ordinary activities before interest                    208,431       227,692-

Profit on sale of fixed asset investment                 4        21,637          --
Amounts written off investments                          5        28,363          --
Interest payable and similar charges                     6       (73,649)      (85,489)
                                                              ----------    ----------

Profit on ordinary activities before taxation                    184,782       142,203

Tax on profit on ordinary activities                     7       (63,072)      (51,360)
                                                              ----------    ----------

Profit on ordinary activities after taxation            15       121,710        90,843
                                                              ==========    ==========


The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET
AS AT 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                 1999                          1998
                                              Notes     (pound)         (pound)        (pound)       pound)

Fixed assets

Tangible assets                                   8                      593,108                     607,438

Current assets

Stocks                                           10        63,074                       111,420
Debtors                                          11     2,722,235                     2,469,157
Cash at bank and in hand                                   33,845                       154,381
                                                       ----------                    ----------
                                                        2,819,154                     2,734,958

Creditors: amounts falling due within
one year                                         12    (3,065,384)                   (3,117,228)
                                                       ----------                    ----------

Net current liabilities                                                 (246,230)                   (382,270)
                                                                      ----------                  ----------

Total assets less current liabilities                                    346,878                     225,168
                                                                      ==========                  ==========

Capital and reserves
Called up share capital                          14                      100,000                     100,000
Profit and loss account                          15                      246,878                     125,168
                                                                      ----------                  ----------

Shareholders' funds - equity interests           16                      346,878                     225,168
                                                                      ==========                  ==========

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                      1999                    1998
                                                                    (pound)                 (pound)
Net cash inflow/(outflow) from operating activities                (10,113)               (219,425)

Returns on investments and servicing of finance

Interest paid                                          (73,649)               (85,489)
                                                      --------               --------

Net cash outflow for returns on investments
and servicing of finance                                           (73,649)                (85,489)

Taxation                                                           (51,360)                (77,475)

Capital expenditure and financial investment

Payments to acquire tangible assets                   (238,809)              (264,397)
Payments to acquire investments                             --               (249,119)
Receipts from sales of tangible assets                  22,065                     --
Receipts from sales of investments                      50,000                     --
                                                      --------               --------

Net cash outflow for capital expenditure                          (166,744)               (513,516)
                                                                  --------                --------
Net cash outflow before management of liquid
resources and financing                                           (301,866)               (895,905)
                                                                  --------                --------

Decrease in cash in the year                                      (301,866)               (895,905)
                                                                  ========                ========

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   1   Reconciliation of operating profit to net cash outflow from operating                    1999            1998
       activities
                                                                                              (pound)         (pound)
       Operating profit                                                                       333,734         316,791
       Depreciation of tangible assets                                                        235,315         175,173
       Profit on disposal of tangible assets                                                   (4,241)             --
       Decrease/(Increase) in stocks                                                           48,346         (67,150)
       Increase in debtors                                                                   (253,078)       (546,455)
       Decrease in creditors within one year                                                 (244,886)         (8,685)
       Provision for litigation costs                                                        (125,303)        (89,099)
                                                                                       --------------- ---------------

       Net cash outflow from operating activities                                             (10,113)       (219,425)
                                                                                       =============== ===============

   2   Analysis of net debt                             1 January 1999      Cash flow           Other     31 December
                                                                                             non-cash            1999
                                                                                              changes

                                                                (pound)       (pound)          (pound)         (pound)
       Net cash:

       Cash at bank and in hand                                154,381      (120,536)              --          33,845
       Bank overdrafts                                      (1,062,613)     (181,330)              --      (1,243,943)
                                                        --------------- -------------- --------------- ---------------
       Net debt                                               (906,232)     (301,866)              --      (1,210,098)
                                                        =============== ============== =============== ===============

   3   Reconciliation of net cash flow to movement in net debt                                  1999            1998
                                                                                               (pound)         (pound)

       Decrease in cash in the year                                                          (301,866)       (895,905)
       Cash inflow from increase in debt                                                           --              --
                                                                                       --------------- ---------------

       Movement in net debt in the year                                                      (301,866)       (895,905)
       Opening net debt                                                                      (908,232)        (12,327)
                                                                                       --------------- ---------------

       Closing net debt                                                                    (1,210,098)       (908,232)
                                                                                       =============== ===============

--------------------------------------------------------------------------------
                                       -6-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

COMPANY BALANCE SHEET
AS AT 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                         1999                           1998
                                              Notes             (pound)        (pound)         (pound)         (pound)
Fixed assets
Investments                                     9                             299,119                         299,119

Current assets
Debtors                                        11               14,787                         67,298
Cash at bank and in hand                                         7,681                             --
                                                        ---------------                ---------------
                                                                22,468                         67,298

Creditors: amounts falling due within
one year                                       12             (189,496)                      (296,275)
                                                        ---------------                ---------------

Net current liabilities                                                      (167,028)                       (228,977)
                                                                        --------------                 ---------------

Total assets less current liabilities                                         132,091                          70,142
                                                                        ==============                 ===============

Capital and reserves
Called up share capital                        14                             100,000                         100,000
Profit and loss account                                                        32,091                         (29,858)
                                                                        --------------                 ---------------

Shareholders' funds - equity interests                                        132,091                          70,142
                                                                        ==============                 ===============


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

 1     Accounting policies

 1.1   Accounting convention

       The  financial   statements  are  prepared  under  the  historical   cost
       convention.

 1.2   Compliance with accounting standards

       The financial statements are prepared in accordance with applicable accounting standards.

 1.3   Turnover

       Turnover represents amounts receivable for goods sold, services supplied and commissions receivable and is stated net of value added tax and trade discounts.

 1.4   Tangible fixed assets and depreciation

       Tangible fixed assets are stated at cost less depreciation. Depreciation is provided at rates calculated to write off the cost less estimated residual value of each asset over its expected useful life, as follows:

       Plant and equipment          6 to 7 years
       Motor vehicles               2 to 5 years

 1.5   Investments

       Fixed asset investments are stated at cost less provision for diminution in value.

 1.6   Stock

       Stock is valued on first-in, first-out basis at the lower of cost and net realizable value.

 1.7   Pensions

       The pension costs charged in the financial statements represent the contributions payable by the company during the year in accordance with Statements of Standard Accounting Practice 24.

 1.8   Deferred Taxation

       Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the foreseeable future.

 1.9   Foreign currency translation

       Monetary assets and liabilities denominated in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. All differences are taken to profit and loss account.

 2     Turnover

       The total turnover of the group for the year has been derived from its principal activities. Export sales during the period were (pound)999,437 (1998 - (pound)881,744).

 3     Operating profit                               Group      Group
                                                       1999       1998
                                                     (pound)    (pound)
       Operating profit is stated after charging:

       Depreciation of tangible assets               235,315    175,173
       Auditors' remuneration                         19,000     19,407
       Profit on disposal of tangible assets          (4,241)        --
                                                   ========= ==========

--------------------------------------------------------------------------------
                                      -8-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                 Group    Group
   4   Investment income                                          1999     1998
                                                                (pound)  (pound)

       Profit on sale of fixed asset investments                 21,637       --
                                                               ======== ========

                                                                 Group    Group
   5   Amounts written off investments                            1999     1998
                                                                (pound)  (pound)

       Amounts written off investments in prior years written
       back: - fixed assets investment                           28,363       --
                                                               ======== ========

                                                                 Group    Group
   6   Interest payable                                           1999     1998
                                                                (pound)  (pound)

       On bank overdrafts and other credit facilities            73,649   85,489
                                                               ======== ========

                                                                 Group    Group
   7   Taxation                                                   1999     1998
                                                                (pound)  (pound)

       U.K. current year taxation
       U.K. corporation tax                                      63,072   51,360
                                                               ======== ========


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   8   Tangible fixed assets

       GROUP                    Plant and       Motor        Total
                                equipment    vehicles
                                   (pound)     (pound)      (pound)

       Cost
       At 1 January 1999        1,298,445      97,804    1,396,249
       Additions                  186,076      52,733      238,809
       Disposals                 (192,531)    (46,092)    (238,623)
                               ----------- ----------- ------------

       At 31 December 1999      1,291,990     104,445    1,396,435
                               ----------- ----------- ------------
       Depreciation
       At 1 January 1999          747,203      41,608      788,811
       On disposals              (192,531)    (28,268)    (220,799)
       Charge for the year        212,713      22,602      235,315
                               ----------- ----------- ------------
       At 31 December 1999        767,385      35,942      803,327
                               ----------- ----------- ------------
       Net book value
       At 31 December 1999        524,605      68,503      593,108
                               ----------- ----------- ------------

       At 31 December 1998        551,242      56,196      607,438
                               =========== =========== ============


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   9   Fixed asset investments

       COMPANY                                                    Shares in
                                                                 subsidiary
                                                               undertakings
                                                                     (pound)
       Cost

       At 1 January 1999                                            327,482
       Disposals                                                   (28,363)
                                                             ---------------

       At 31 December 1999                                          299,119
                                                             ---------------

       Provisions for diminution in value

       At 1 January 1999                                             28,363
       Charge for the year                                         (28,363)
                                                             ---------------

       At 31 December 1999                                               --
                                                             ---------------

       Net book value
       At 31 December 1999                                          299,119
                                                             ===============

       At 31 December 1998                                               --
                                                             ===============

       Holding of more than 20%

       The company holds more than 20% of the share capital of the following companies:

                                                                 Shares held
       Company                     Country of registration     Class        %
       Subsidiary undertakings
       UB (Soyco) Limited          England and Wales           Ordinary     98
       UBSN Limited                England and Wales           Ordinary    100

       The results of the subsidiary undertaking, UB (Soyco) Limited, are not included in the group consolidated financial statements as there will be disproportionate expenses incurred and delay in getting the information.

       On 8 December 1999 the company disposed of its investment in UB (Soyco) Limited.

   10  Stocks

                                                                 Group         Group         Company         Company
                                                                  1999          1998            1999            1998
                                                                (pound)       (pound)         (pound)         (pound)
       Finished goods and promotional material                  63,074        111,420           --              --
                                                        =============== ============== =============== ===============

       There is no material difference between the current replacement cost and historic cost of stock.

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   11  Debtors

                                                                 Group          Group         Company         Company
                                                                  1999           1998            1999            1998
                                                                (pound)        (pound)         (pound)         (pound)
       Trade debtors                                         2,631,095      2,173,221              --              --
       Amounts owed by subsidiary undertakings                      --             --              --           5,875
       Other debtors                                                --         91,403              --          55,347
       Prepayments and accrued income                           91,140        204,533          14,787           6,076
                                                        --------------- -------------- --------------- ---------------
                                                             2,722,235      2,469,157          14,787          67,298
                                                        =============== ============== =============== ===============


       Trade debtors include an amount of approximately (pound)250,000 due from German Lager Importers Limited which is now in Creditors Voluntary Liquidation. The debt had been the subject of a legal action and German Lager Importers Limited had made a counter claim for breech of contract. This counter claim was dismissed by the courts and UBSN Limited, the subsidiary undertaking, obtained judgement for the debt and full costs. In view of the subsequent voluntary liquidation a full provision has been made for all the money due from German Lager Importers Limited. All legal costs associated with these actions have been provided for in the accounts. The directors are pursuing an action to recover the debt through the liquidator of German Lager Importers Limited.

   12  Creditors: amounts falling due within one year

                                                                 Group          Group         Company         Company
                                                                  1999           1998            1999            1998
                                                                (pound)        (pound)         (pound)         (pound)
       Bank overdrafts                                       1,243,943      1,062,613              --           7,633
       Trade creditors                                       1,414,454      1,292,923              --              --
       Amounts owed to subsidiary undertakings                      --             --         156,125              --
       Corporation tax                                          69,094         57,382              72           1,391
       Other taxes and social security costs                    35,395         40,910          11,764          11,907
       Other creditors                                          16,035        221,595          16,035         221,595
       Accruals and deferred income                            286,463        441,805           5,500          53,749
                                                        --------------- -------------- --------------- ---------------
                                                             3,065,384      3,117,228         189,496         296,275
                                                        =============== ============== =============== ===============

       The bank overdrafts are secured by a fixed and floating charge over the assets of the group.

   13  Pension costs

       The group operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the group in an independently administered fund. The pension cost charge represents contributions payable by the group to the fund and amounted to (pound)9,786 (1988 - (pound)11,818).

--------------------------------------------------------------------------------
                                      -12-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   14  Share capital

                                                                                              Company         Company
                                                                                                 1999            1998
                                                                                               (pound)         (pound)
       Authorised
       500,000 Ordinary shares of (pound)1 each                                                500,000         500,000
                                                                                       =============== ===============

       Allotted, called up and fully paid

       100,000 Ordinary shares of (pound)1 each                                                100,000         100,000
                                                                                       =============== ===============

   15  Statement of movements on profit and loss account

                                                                                                                Group
                                                                                                           Profit and
                                                                                                         loss account
                                                                                                               (pound)

       Balance at 1 January 1999                                                                              125,168
       Retained profit for the year                                                                           121,710
                                                                                                       ---------------
       Balance at 31 December 1999                                                                            246,878
                                                                                                       ===============

   16  Reconciliation of movements in shareholders' funds                                       Group           Group
                                                                                                 1999            1998
                                                                                               (pound)         (pound)

       Profit for the financial year                                                          121,710          90,843
       Opening shareholders' funds                                                            225,168         134,325
                                                                                       --------------- ---------------
       Closing shareholders' funds                                                            346,878         225,168
                                                                                       =============== ===============

   17  Contingent liabilities

       Company

       a) The company acts as a surety for the obligations on a lease of premises acquired by UB (Soyco) Limited (a former subsidiary undertaking) for a term of twenty years from 24 June 1990 at an annual rental of (pound)61,500.

       b) The company has issued a letter of comfort to the bankers of a subsidiary undertaking in respect of a facility of (pound)1,500,000 made available to this subsidiary undertaking. Within the letter of comfort the company gave an undertaking to ensure the subsidiary would be able to fulfill all of its undertakings to the bank including business and financial obligations.

   18  Deferred taxation

       The  full  potential   liability  for  1999  is  (pound)12,000   (1998  -
       (pound)35,000) in respect of capital allowance carried forward which has not been provided in the accounts.

--------------------------------------------------------------------------------
                                      -13-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   19  Employees

       Number of employees

       The average monthly number of employees (including directors) during the year was:

                                                     1999            1998
                                                   Number          Number

       Sales and marketing                             15              15
                                           =============== ===============

       Employment costs
                                                   (pound)         (pound)

       Wages and salaries                         255,946         257,339
       Other pension costs                          9,786          11,818
                                           --------------- ---------------

                                                  265,732         269,157
                                           =============== ===============

   20  Litigation

       During 1998 a claim for (pound)500,000 was made jointly against the subsidiary undertaking, UBSN Limited, and two other defendants relating to a breech of an alleged sponsorship contract. The action was settled during the year.

   21  Control

       The directors consider the group's ultimate parent company to be Inversion Mirabele S.A., a company incorporated in Panama.



--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED AND SUBSIDIARIES

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   22  Related party transactions

       During  the year the group has had the  following  transactions  with its related parties:
                                                                                              1999               1998
       Related party                          Transactions                                  (pound)            (pound)
       Shepherd Neame Limited                 Sales                                        699,493            636,100
                                              Freight costs                                240,590            265,830
                                              Commission payable                            63,227             49,092
                                              Purchases                                  4,625,586          4,076,419

       UBSN Limited                           Management fees received                          --             48,000
                                              Royalty income                                 8,711              6,067

       UB International Limited               Management charge payable                    103,547             66,666

       UB Global Corporation Limited          Purchases                                     96,009            296,449

       American United Breweries Inc.         Commission/Advertising payable               125,492            173,276
                                                                                   ---------------- ------------------


       At the balance sheet date, the following balances remained outstanding with the related parties:

                                                                                              1999               1998
                                                                                            (pound)            (pound)

       Shepherd Neame Limited                 Owed by                                      652,672            478,889
                                              Owed to                                    1,246,978          1,148,494
                                              Accruals                                     159,212            292,631

       UB International Limited               Management charge payable                    103,547             66,666

       American United Breweries Inc.         Accruals                                      38,386             29,739

       UB Global Corporation Limited          Owed to                                       64,023              6,944
                                                                                   ---------------- ------------------


--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

COMPANY DETAILED TRADING AND PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                        1999                           1998
                                                               (pound)        (pound)         (pound)         (pound)
Turnover

Sales and commissions                                                          20,881                          38,848

Administrative expenses

Wages and national insurance                                   255,946                        257,339
Pension scheme contributions                                     9,786                         11,818
Management fees payable                                             --                         75,000
Traveling and hotel accommodation                                   --                            211
Legal and professional fees                                        150                             --
Accountancy fees                                                    --                            600
Audit fees                                                       2,500                          2,400
Bank charges                                                       116                            460
General expenses                                                    15                            335
Royalty payable                                                  5,227                          3,646
                                                        ---------------                ---------------

                                                                            (273,740)                       (351,809)

Other operating income

Management fees receivable                                          --                         48,000
Costs reimbursed                                               265,732                        269,158
                                                        ---------------                ---------------

                                                                              265,732                         317,158
                                                                        --------------                 ---------------
Operating profit                                                               12,873                           4,197

Profit on sale of fixed asset investments                                      21,637                              --

Amounts written back on investments                                            28,383

Interest payable

Bank interest paid                                                              (852)                           (908)
                                                                        --------------                 ---------------
Profit before taxation                                                         62,021                           3,289
                                                                        ==============                 ===============

--------------------------------------------------------------------------------
                                      -16-

                                 U B S N LIMITED


                                   NO 2367133


                                REPORT & ACCOUNTS
                                31 DECEMBER 1999

UBSN LIMITED

Directors
V Mallya
B Dozey
D Townshend
D Anand
K Ganguly


Secretary
G. Lodhi


Auditors
Ernst & Young
Rolls House
7 Rolls Building
Fetter Lane
London
EC4A 1NH


Main Bankers
Nedcor Bank Ltd
Nedbank House
20 Abchurch Lane
London
EC4N 7AD


Solicitors
Travers Smith Braithwaite
10 Snow Hill
LONDON
EC1A 2AL


Registered Office
75 Westow Hill
Crystal Palace
London
SE19 1TX

UBSN Limited
DIRECTORS' REPORT



The directors have pleasure in presenting their report and accounts for the year ended 31 December 1999.

RESULTS AND DIVIDENDS

In the year the company made a profit of (pound)59,761 (1998 - (pound)87,547).

The directors do not recommend the payment of a dividend.

PRINCIPAL ACTIVITIES AND REVIEW OF THE BUSINESS

The principal activity of the company is the marketing and distribution of beer and wines.

With the continued growth in the sales of Kingfisher Lager it is anticipated results will improve in coming years.

DIRECTORS AND THEIR INTERESTS

The directors of the company during the year from 1 January 1999 to 31 December 1999 were those listed on page 2.

None of the directors held an interest in the company's shares at 31 December 1999, or at any time during the year.

FIXED ASSETS

The changes in fixed assets are disclosed in note 9.

By order of the board.







/s/ G Lodhi
---------------------------
Secretary
G Lodhi

UBSN Limited

STATEMENT OF DIRECTORS' RESPONSIBILITIES IN RESPECT OF THE ACCOUNTS



Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those accounts, the directors are required to:

o    Select suitable accounting policies and then apply them consistently;

o    Make judgements and estimates that are reasonable and prudent; and

o Prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

UBSN Limited




REPORT OF THE AUDITORS
To the members of UBSN Limited





We have audited the accounts on pages 6 to 15, which have been prepared under the historical cost convention and on the basis of accounting policies set out on page 9.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 4 the company's directors are responsible for the preparation of the accounts in accordance with applicable United Kingdom law and, accounting standards. It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you. Our responsibilities, as independent auditors, are established in the United Kingdom by Statute, the auditing Practices Board and by our profession's ethical guidance.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts.

OPINION

In our opinion the accounts give a true and fair view of the state of affairs of the company as at 31 December 1999 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

Ernst & Young
Registered Auditor
London

UBSN Limited

PROFIT AND LOSS ACCOUNT
Year ended 31 December 1999
                                                                                    1999          1998
                                                                         Notes     (pound)       (pound)
                                                                         -----   -----------   -----------
Turnover                                                                     3    7,337,939     6,755,146
Cost of sales                                                                    (4,813,017)   (4,369,611)
                                                                                 -----------   -----------

Gross profit                                                                      2,524,922     2,385,535
Distribution and selling costs                                                   (1,554,503)   (1,487,735)
Administrative expenses                                                            (649,558)     (585,213)
                                                                                 -----------   -----------

Operating profit                                                             4      320,861       312,587
Costs relating to litigation                                             13/14     (125,303)      (89,099)
Interest payable & similar charges                                           7      (72,797)      (84,581)
                                                                                 -----------   -----------

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION                                       122,761       138,907
Tax on profit on ordinary activities                                         8      (63,000)      (51,360)
                                                                                 -----------   -----------
RETAINED PROFIT FOR THE YEAR                                                17       59,761        87,547
                                                                                 ===========   ===========


STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
Year ended 31 December 1999

There are no recognised gains or losses other than the profit attributable to shareholders of the company of (pound)59,761 in the year ended 31 December 1999 and of (pound)87,547 in the year ended 31 December 1998.

UBSN Limited

BALANCE SHEET
31 December 1999
                                                                                    1999          1998
                                                                          Notes    (pound)       (pound)
                                                                          -----  -----------   -----------
FIXED ASSETS                                                                 9      593,108       607,438
                                                                                 -----------   -----------

CURRENT ASSETS
Stocks                                                                      10       63,074       111,420
Debtors                                                                     11    2,883,363     2,407,734
Cash at bank and in hand                                                             26,164       154,381
                                                                                 -----------   -----------
                                                                                  2,972,601     2,673,535

CREDITORS: amounts falling due within one year                              12   (3,051,803)   (2,826,828)
                                                                                 -----------   -----------
NET CURRENT LIABILITIES                                                             (79,202)     (153,293)
                                                                                 -----------   -----------
NET ASSETS                                                                          513,906       454,145
                                                                                 ===========   ===========


CAPITAL AND RESERVES
Called up share capital                                                     16      100,000       100,000
Profit and loss account                                                     17      413,906       354,145
                                                                                 -----------   -----------
Equity shareholder's funds                                                          513,906       454,145
                                                                                 ===========   ===========



These financial statements were approved by the Board of Directors on 18 April 2000 and were signed on its behalf by:

/s/ D Townshend
-----------------------
D Townshend
Director


/s/ B Dozey
-----------------------
B Dozey
Director

UBSN Limited

Statement of Cash Flow

                                                           1999           1998
                                                       -----------     ---------
Net Cash Inflow/(Outflow) from Operating Activities        23,721      (460,744)
Servicing of Finance (Interest Paid)                      (72,797)      (84,581)
Taxation - Corporation Tax Paid                           (51,360)      (77,475)
Capital Expenditure
      Payment to acquire tangible Fixed Assets           (238,809)     (264,397)
      Proceeds from Sale of tangible Fixed Assets          22,065             0
                                                       -----------     ---------
(Decrease) in Cash in the period                         (317,180)     (887,197)
                                                       ===========     =========

Reconciliation of Operating Profit to Net Cash
 Inflow/Outflow from Operating Activities
                                                             1999          1998
Operating Profit                                          320,861       312,587
Costs relating to Litigation                             (125,303)      (89,099)
Depreciation                                              235,315       175,173
(Profit) on Sale of Fixed Assets                           (4,241)            0
Decrease in Debtors                                      (475,629)     (580,585)
Decrease/(Increase) in Stocks                              48,346       (67,150)
Increase/(Decrease) in Creditors                           24,372      (211,670)
                                                       -----------     ---------
Net Cash Inflow/(Outflow) from Operating Activities        23,721      (460,744)
                                                       ===========     =========

Analysis of Net Debt
                                                             1999          1998
Bank Balance/(Overdraft)
At 1st January                                           (900,599)      (13,402)
Net Cash Inflow/(Outflow)                                (317,180)     (887,197)
                                                       -----------     ---------
At 31st December                                       (1,217,779)     (900,599)
                                                       ===========     =========

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999




1.          ACCOUNTING POLICIES

            Accounting convention

            The accounts are prepared under the historical cost convention and in accordance with applicable accounting standards.

            Stocks

            Stocks are valued on a first-in, first-out basis at the lower of cost and net realisable value.

            Depreciation

            Depreciation is provided on all fixed assets at rates calculated to write off the cost of each asset evenly over its expected useful life as follows:

                         Plant and equipment -- 6 to 7 years
                         Motor vehicles      -- 2 to 5 years

            Foreign currency

            Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Balances denominated in foreign currencies are translated at the exchange rate at the balance sheet date.

            Deferred taxation

            Provision is made for deferred taxation using the liability method on timing differences to the extent that it is probable that the liability will crystallise.

            Pensions

            The company does not operate a pension scheme.

2.          OWNERSHIP

            The  comnpany  is  owned  by  United  Breweries  International  (UK)
            Limited.

            Under an exclusive licence granted from United Breweries Limited of India, the company holds the right to brew, market, develop and sell Kingfisher Lager. The company, in turn, has granted a sub-licence to Shepherd Neame Limited for the brewing of Kingfisher.

UBSN Limited

NOTES TO TEE ACCOUNTS
31 December 1999




3. TURNOVER

Turnover comprises sales excluding value added tax. Export sales during the year were (pound)999,437 (1998 - (pound)881,744).

4. OPERATING PROFIT

This is stated after charging:

                                                           1999         1998
                                                         (pound)      (pound)

Depreciation                                             235,315     175,173
Auditors' remuneration: Audit services                    16,500      17,007
                        Non-audit services                 4,740       8,000
Exchange differences                                      (4,652)      2,032
                                                         --------    -------


5.  DIRECTORS' EMOLUMENTS
                                                            1999        1998
                                                          (pound)     (pound)

Other Emoluments                                         100,000      88,800
                                                         --------    -------


Emoluments excluding pension contributions of the Chairman were nil (1998 -- nil), and of the highest paid Director were (pound)47,800 (1998 - (pound)45,500) which included pension contributions of (pound)3,180 (1998 - (pound)3,100).

6. STAFF COSTS

The company had no employees during the year ended 31 Decembcr 1999 (1998-- nil).

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999


7.          INTEREST PAYABLE

                                                             1999         1998
                                                            (pound)     (pound)

            Bank overdrafts and other credit facilities      72,797      84,581
                                                            =======     =======

8.          TAX ON PROFIT ON ORDINARY ACTIVITIES

                                                               1999        1998

            UK Corporation tax                               63,000      51,360
                                                            =======     =======

            The  corporation tax charge on the profits for 1998 has been reduced by tax losses brought  forward.  The main  reason for the tax charge
            exceeding  the  standard  rate  corporation  rate  of  30%   is that
            depreciation charges have exceeded taxation capital allowances.
9.          FIXED ASSETS
                                                        Plant and           Motor
                                                        Equipment          Vehicles         Total
                                                       ----------          --------       ---------
                                                         (pound)            (pound)        (pound)
            Cost:
            At 1 January 1999                          1,298,445             97,804       1,396,249
            Additions                                    186,076             52,733         238,809
            Disposals                                   (192,531)           (46,092)       (238,623)
                                                       ----------           -------       ----------
            At 31 December 1999                        1,291,990            104,445       1,396,435
                                                       ----------           -------       ----------


            Depreciation:
            At 1 January 1999                            747,203             41,608         788,811
            Charge for the year                          212,713             22,602         235,315
            Disposals                                   (192,531)           (28,268)       (220,799)
                                                       ----------           -------       ----------
            At 31 December 1999                          767,385             35,942         803,327
                                                       ----------           -------       ----------
            Net book value:
            At 31 December 1999                          524,605             68,503         593,108
                                                       ----------           -------       ----------

            At 1 January 1999                            551,242             56,196         607,438
                                                       ==========           =======       ==========

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999

10.         STOCKS

                                                                                  1999       1998
                                                                                (pound)    (pound)

            Finished goods and promotional materials                             63,074     111,420
                                                                              =========   =========

            There is no material difference between the current replacement cost and historical cost of stock

11.         DEBTORS

                                                                                  1999       1998
                                                                                (pound)    (pound)
            Trade debtors:
               Amounts owed by Shepherd Neame Limited                           583,469     383,979
               Other                                                          2,047,626   1,789,242
            Other debtors                                                             0      36,056
            Prepayments                                                          21,065           0
            Prepayments and accrued income in respect of related parties
               Amounts owed by Shepherd Neame Limited                            69,203      94,910
               UB International Ltd                                                   0     103,547
            Loans
                United Breweries International (UK) Ltd                         162,000           0
                                                                              ---------   ---------
                                                                              2,883,363   2,407,734
                                                                              =========   =========
12.         CREDITORS: amounts falling due within one year

                                                                                 1999        1998
                                                                               (pound)     (pound)

            Bank overdraft (Secured - see Note 18)                            1,243,943   1,054,980
            Trade creditors
               Amounts owed to Shepherd Neame Limited                         1,246,978   1,148,494
               UB Global Corporation Limited                                     64,023       6,994
               Others                                                           103,453     137,435
            Corporation tax payable                                              69,022      57,382
            VAT Payable                                                          23,631      27,612
            Accruals
               Amounts owed to Shepherd Neame Limited                           159,212     292,631
               Amnemican United Breweries Inc                                    38,386      29,739
               United Breweries International (UK) Ltd                           19,790           0
               Other                                                             83,365      71,561
                                                                              ---------   ---------
                                                                              3,051,803   2,826,828

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1999


13.         DISPUTE WITH MAJOR DISTRIBUTOR

            Trade debtors include an amount of approximately (pound)250,000 due from German Lager Importers Ltd which is now in Creditors Voluntary liquidation. This debt had been the subject of a legal action and German Lager Importers Ltd had made a counter claim for breach of contract. This counter claim was dismissed by the courts and UBSN Ltd obtained judgenment for the debt and full costs. In view of the subsequent voluntary liquidation a full provision has been made for all money due from German Lager Importers. All legal costs associated with these actions have been provided for in the accounts. The Directors are pursuing an action to recover the debt through the liquidator of German Lager Importers Ltd.

14.         LITIGATION

            During 1998 a claim for (pound)500,000 was made jointly against the company and two other defendants relating to a breach of an alleged sponsorship contract. The action was settled during the year.

15.         DEFERRED TAXATION

            The full potential liability for 1999 is (pound)12,000 (1998 - (pound)35,000) in respect of capital allowance carried forward which has not been provided in the accounts.

16.         SHARE CAPITAL
                                                          Authorised               Allotted, called up
                                                          And issued                 and partly paid

                                                     1999           1998           1999            1998
                                                      No             No           (pound)         (pound)
            125,000 "A" shares of (pound)1 each    125,000        125,000         50,000          50,000
            125,000 "B" shares of (pound)1 each    125,000        125,000         50,000          50,000
                                                   -------        -------         ------          ------
                                                   250,000        250,000        100,000         100,000
                                                   =======        =======        =======         =======

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999



17.         RECONCILIATION OF SHAREHOLDERS' FUNDS AND MOVEMENTS ON RESERVES

                                                             Profit
                                              Share         and loss
                                            Capital          account      Total
                                            (pound)          (pound)     (pound)

            As at 1 January 1998            100,000         266,591     366,591
            Profit for the year                   -          87,554      87,554
                                            -------         -------     -------
            As at 31 December 1998          100,000         354,145     454,145
            Profit for the year                   -          59,761      59,761
                                            -------         -------     -------
            As at 31 December 1999          100,000         413,906     513,906
                                            =======         =======     =======




18.         BANK OVERDRAFT

            The bank overdraft is secured by a fixed and floating charge over the assets of the company.

19.         PARENT UNDERTAKING AND CONTROLLING PARTY

            The company's immediate parent undertaking is United Breweries International (UK) Limited and the ultimate parent company is Inversion Mirabela S.A. incorporated in Panama.

            For the period under review Shepherd Neame Limited remains a related party as envisaged by FRS 8 on the basis of shared business interests.

UBSN Limited

NOTES TO THE ACCOUNTS
31 December 1999


20. TRANSACTIONS WITH RELATED PARTIES

         During the year the company has had the following transactions with its related parties.
                                                                              1999           1998
                                                                            (pound)         (pound)
         Shepherd Neame Limited.
                         Sales                                              699,493         636,100
                         Freight Costs                                      240,590         265,830
                               Commission Payable                            63,227          49,092
                         Purchases                                        4,625,586       4,076,419

         United Breweries International (UK) Limited.
         (Parent Company registered in the UK)
                         Management Charge Payable                                0          48,000
                         Loans made by UBSN Ltd                             162,000               0
                         Royalties Payable                                   14,970               0
                         Consultancy Fee Payable                              5,000               0


         UB International Ltd.
         (Company registered in the UK)
                         Management Charge Payable                          103,547          66,666


         UB Global Corporation Ltd.
         (Subsidiary of United Breweries of India,
           registered in India)
                         Purchases                                           96,009         296,449


         American United Breweries Inc
         (Registered in the USA)
                         Commission/Advertising payable                     125,492         173,276


         As a result of the trading and other activities with related parties, the following balances remained outstanding as at 31 December 1999

                                                                             1999            1998
                                                                            (pound)         (pound)
        Amount owed by United Breweries International (UK) Ltd              162,000               0
        Amounts owed by Shepherd Neame Limited                              652,672         478,889
        Amounts owed to Shepherd Neame Limited                            1,246,978       1,148,494
        Amounts owed to UB Global Corportation Ltd                           64,023           6,944
        Accruals - Shepherd Neame Limited                                   159,212         292,631
                   American United Brewers Inc                               38,386          29,739
                   United Breweries International (UK) Ltd                   19,790               0

                                       15

                      THE FOLLOWING STATEMENTS DO NOT FORM

                     PART OF THE AUDITED STATUTORY ACCOUNTS

UBSN Limited

DETAILED PROFIT AND LOSS ACCOUNT
Year ended 31 December 1999
                                                         1999           1998
                                                       (pound)         (pound)
GROSS PROFIT

Sales                                                 7,337,939       6,755,146
Cost of sales                                        (4,813,017)     (4,369,611)
                                                     ----------       ----------

Gross profit                                          2,524,922       2,385,535
                                                     ----------       ----------

DISTRIBUTION AND SELLING EXPENSES
Freight                                                 329,185         352,277
Advertising and promotional expenses                    497,093         514,543
Sales commission                                        141,228         119,592
Dispense equipment repairs                              152,073         120,087
Operational expenses                                    207,385         183,862
Sponsorship                                             127,049          88,902
Other distribution and selling                          100,490         108,472
                                                     ----------      ----------
                                                      1,554,503       1,487,735
                                                     ----------      ----------

GENERAL AND ADMINISTRATIVE EXPENSES

Management fees                                         103,547         114,666
Audit and taxation fees                                  25,047          25,007
Postage and stationery                                    3,845           2,842
Bad debt provision                                       47,634          64,400
Depreciation/Profit on asset disposal                   231,074         175,173
Exchange differences                                     (4,652)          2,032
Operational expenses                                    187,497         167,531
Royalties payable/receivable                              5,330           6,076
Miscellaneous                                            50,236          27,486
                                                     ----------      ----------
                                                        649,558         585,213
                                                     ----------      ----------

FINANCE COSTS

Bank interest and charges                                72,797          84,581
                                                     ----------      ----------
                                                         72,797          84,581
                                                     ----------      ----------


EXCEPTIONAL ITEMS

Litigation costs                                        125,303          89,099
                                                     ----------      ----------
Profit on ordinary activities before tax                122,761         138,907
                                                     ==========      ==========

                   UNITED BREWERIES INTERNATIONAL (UK) LIMITED

                   DIRECTORS' REPORT AND FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 31 DECEMBER 1999

UNITED BREWERIES INTERNATIONAL (UK) LIMITED
COMPANY INFORMATION

--------------------------------------------------------------------------------


         Directors                               M K  Nambiar
                                                 V S  Kumar
                                                 G M K  Lodhi

         Secretary                               G M K  Lodhi

         Company number                          1688201

         Registered office                       75 Westow Hill
                                                 Crystal Palace
                                                 London
                                                 SE19 1TX

         Auditors                                J.M. Shah and Company
                                                 Chartered Accountants
                                                 24 Old Bond Street
                                                 London
                                                 W1X 4JE

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONTENTS

                                                                           Page

                  Directors' report                                        1 - 2


                  Auditors' report                                            3


                  Profit and loss account                                     4


                  Balance sheet                                               5


                  Cash flow statement                                         6


                  Notes to the cash flow statement                            7


                  Notes to the financial statements                       8 - 13



                        ---------------------------------

                  The following does not form part of the statutory financial statements:

                  Detailed trading and profit and loss account                14

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


The directors present their report and financial statements for the year ended 31 December 1999.

Principal activities and review of the business

The principal activity of the company during the year continued to be that of commission agents for the sale of beverages.

The results for the year and the financial position at the year end were considered satisfactory by the directors who expect continued growth in the foreseeable future.

Results and dividends

The results for the year are set out on page 4.

The directors do not recommend payment of dividends.

Fixed assets

Details relating to fixed assets are shown in the notes to the financial statements.

Year 2000

The directors have considered whether the company's operations could be adversely affected by malfunctions in computer or other equipment arising from errors in processing dates in the year 2000 and beyond.

No part of the company's current operations are critically dependent on computer or other equipment which could be affected by year 2000 problems.

Directors' interests

The directors who served during the year and their beneficial interests in the shares of the company were as stated below:

                                            Ordinary shares of (pound) 1 each
                                        31 December 1999       1 January 1999
M K Nambiar                                           --                   --
V S Kumar                                             --                   --
G M K Lodhi                                           --                   --
K G James      (Resigned 30 June 1999)

Auditors

The company has by elective resolution dispensed with the obligation to appoint auditors annually in accordance with section 386(1) of the Companies Act 1985. Therefore, the auditors, J.M. Shah and Company, will be deemed to be reappointed for each succeeding financial year.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


Directors' responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

- select suitable accounting  policies and then apply them consistently;

- make judgements and estimates that are reasonable and prudent;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to medium-sized companies.

By order of the board


G M K Lodhi
Director

20 April 2000

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

AUDITORS' REPORT
TO THE SHAREHOLDERS OF UNITED BREWERIES INTERNATIONAL (UK) LIMITED

--------------------------------------------------------------------------------

We have audited the financial statements on pages 4 to 13 which have been prepared under the historical cost convention and the accounting policies set out on page 8.

Respective responsibilities of directors and auditors

As described on page 2 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 1999 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


/s/ J.M. Shah & Co.
-----------------------
J. M. Shah and Company
Chartered Accountants
and Registered Auditors
24 Old Bond Street
London

W1X 4JE                                                       20 April 2000

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                                            1999                 1998
                                                              Notes                       (pound)              (pound)
Turnover                                                        2                         20,881               38,848

Administrative expenses                                                                 (273,740)            (351,809)
Other operating income                                                                   265,732              317,158
                                                                            --------------------- --------------------

Operating profit                                                3                         12,873                4,197

Profit on sale of fixed asset investment                                                  21,637                   --
                                                                            --------------------- --------------------
Profit on ordinary activities before interest                                             34,510                4,197

Amounts written off investments                                 4                         28,363                   --
Interest payable and similar charges                            5                           (852)                (908)
                                                                            --------------------- --------------------

Profit on ordinary activities before taxation                                             62,021                3,289

Tax on profit on ordinary activities                            6                            (72)                  --
                                                                            --------------------- --------------------
Profit on ordinary activities after taxation                   12                         61,949                3,289
                                                                            ===================== ====================

The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

BALANCE SHEET
AS AT 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                         1999                            1998
                                              Notes            (pound)         (pound)         (pound)         (pound)
Fixed assets

Investments                                     7                             299,119                         299,119

Current assets

Debtors                                         8               14,787                         67,298
Cash at bank and in hand                                         7,681                             --
                                                        ---------------                ---------------

                                                                22,468                         67,298

Creditors: amounts falling due within
one year                                        9             (189,496)                      (296,275)
                                                        ---------------                ---------------

Net current liabilities                                                      (167,028)                       (228,977)
                                                                        --------------                 ---------------

Total assets less current liabilities                                         132,091                          70,142
                                                                        ==============                 ===============

Capital and reserves

Called up share capital                        11                             100,000                         100,000
Profit and loss account                        12                              32,091                        (29,858)
                                                                        --------------                 ---------------

Shareholders' funds - equity interests         13                             132,091                          70,142
                                                                        ==============                 ===============


This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to medium-sized companies.

The financial statements were approved by the Board on 20 April 2000.

M K Nambiar                                          G M K Lodhi
Director                                             Director

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                                 1999                            1998
                                                                               (pound)                         (pound)
Net cash inflow/(outflow) from operating activities                           (32,443)                        258,488

Returns on investments and servicing of finance

Interest paid                                                    (852)                          (908)
                                                        ---------------                ---------------
Net cash outflow from returns on investments
and servicing of finance                                                         (852)                           (908)

Taxation                                                                       (1,391)                        (17,170)

Acquisitions and disposals

Purchase of subsidiary undertakings                                 --                      (249,118)
Sale of subsidiary undertakings                                 50,000                             --
                                                        ---------------                ---------------

Net cash inflow/(outflow) for acquisitions and
disposals                                                                      50,000                       (249,118)
                                                                        --------------                 ---------------
Increase/(decrease) in cash in the year                                        15,314                         (8,708)
                                                                        ==============                 ===============

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE CASH FLOW STATEMENT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

   1   Reconciliation of operating profit to net cash (outflow)/inflow from                      1999            1998
       operating activities
                                                                                               (pound)         (pound)
       Operating profit                                                                        12,873           4,197
       Decrease in debtors                                                                     52,511          28,255
       (Decrease)/Increase in creditors within one year                                       (97,827)        226,036
                                                                                       --------------- ---------------

       Net cash (outflow)/inflow from operating activities                                    (32,443)        258,488
                                                                                       =============== ===============

   2   Analysis of net funds/(debt)                     1 January 1999      Cash flow           Other     31 December
                                                                                             non-cash            1999
                                                                                              changes
                                                                (pound)        (pound)         (pound)         (pound)
       Net cash:
       Cash at bank and in hand                                     --          7,681              --           7,681
       Bank overdrafts                                          (7,633)         7,633              --              --
                                                        --------------- -------------- --------------- ---------------

       Net (debt)/funds                                         (7,633)        15,314              --           7,681
                                                        =============== ============== =============== ===============

   3   Reconciliation of net cash flow to movement in net funds/(debt)                           1999            1998
                                                                                              (pound)         (pound)

       Increase/(decrease) in cash in the year                                                 15,314          (8,708)
       Cash inflow from increase in debt                                                           --              --
                                                                                       --------------- ---------------

       Movement in net funds/(debt) in the year                                                15,314          (8,708)
       Opening net (debt)/funds                                                                (7,633)          1,075
                                                                                       --------------- ---------------

       Closing net funds/(debt)                                                                 7,681          (7,633)
                                                                                       =============== ===============



UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


 1     Accounting policies

 1.1   Accounting convention

       The  financial   statements  are  prepared  under  the  historical   cost
       convention.

 1.2   Turnover

       Turnover represents amounts receivable by the company for goods sold, services supplied and commissions receivable and is stated net of value added tax.

 1.3   Investments

       Fixed asset investments are stated at cost less provision for diminution in value.

 1.4   Pensions

       The pension costs charged in the financial statements represent the contributions payable by the company during the year in accordance with Statement of Standard Accounting Practice 24.

 1.5   Deferred Taxation

       Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the foreseeable future.

 1.6   Group accounts

       The financial statements present information about the company as an individual undertaking and not about its group. The company and its subsidiary undertaking comprise a medium-sized group. The company has therefore taken advantage of the exemptions provided by section 248 of the Companies Act 1985 not to prepare group financial statements.

 2     Turnover

       The total turnover of the company for the year has been derived from its principal activity wholly undertaken in the United Kingdom.

 3     Operating  profit

                                                                                              1999               1998
                                                                                            (pound)            (pound)
       Operating  profit is stated after charging:

       Auditors' remuneration                                                                2,500              2,400
                                                                               =================== ==================

 4     Amounts written off investments                                                        1999               1998
                                                                                            (pound)            (pound)

       Amounts written off investments in prior years written back:
       - fixed assets                                                                      (28,363)                --
                                                                               =================== ==================



UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------



   5   Interest payable                                                                     1999                 1998
                                                                                          (pound)              (pound)

       On bank loans and overdrafts                                                          852                  908
                                                                          ======================= ====================


   6   Taxation                                                                             1999                 1998
                                                                                          (pound)              (pound)

       U.K. current year taxation
       U.K. corporation tax at 20% (1998 - 21%)                                               72                   --
                                                                          ======================= ====================

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   7   Fixed asset investments

                                                                  Shares in
                                                                      group
                                                               undertakings
                                                                        and
                                                              participating
                                                                  interests
                                                                     (pound)

       Cost

       At 1 January 1999                                            327,482
       Disposals                                                   (28,363)
                                                              --------------

       At 31 December 1999                                          299,119
                                                              --------------
       Provisions for diminution in value

       At 1 January 1999                                             28,363
       On disposals                                                (28,363)
                                                              --------------

       At 31 December 1999                                               --
                                                              --------------
       Net book value

       At 31 December 1999                                          299,119
                                                              ==============

       At 31 December 1998                                          299,119
                                                              ==============

       Holdings of more than 20%

       The company holds more than 20% of the share capital of the following companies:

                                                                 Shares held

       Company                     Country of registration or   Class      %
                                   Incorporation
       Subsidiary undertakings

       UBSN Limited                England and Wales            Ordinary   100

       The aggregate amount of capital and reserves and the results of these undertakings for the last relevant financial year were as follows:

                                                Capital and      Profit for
                                                   reserves        the year

       UBSN Limited                                 513,906          59,761
                                             =============== ===============

       On 8 December 1999 the company disposed of its investment in UB (Soyco) Limited.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   8   Debtors                                                                                   1999            1998
                                                                                               (pound)         (pound)

       Amounts owed by subsidiary undertakings                                                     --           5,875
       Other debtors                                                                               --          55,347
       Prepayments and accrued income                                                          14,787           6,076
                                                                                       --------------- ---------------

                                                                                               14,787          67,298
                                                                                       =============== ===============




   9   Creditors: amounts falling due within one year                                            1999            1998
                                                                                              (pound)         (pound)

       Bank loans and overdrafts                                                                   --           7,633
       Amounts owed to subsidiary undertakings                                                156,125              --
       Corporation tax                                                                             72           1,391
       Other taxes and social security costs                                                   11,764          11,907
       Other creditors                                                                         16,035         221,595
       Accruals and deferred income                                                             5,500          53,749
                                                                                       --------------- ---------------

                                                                                              189,496         296,275
                                                                                       =============== ===============


   10  Pension costs

       The company operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (pound)9,786 (1998 - (pound)11,818).

   11  Share capital                                                                             1999            1998
                                                                                              (pound)         (pound)

       Authorised

       500,000 Ordinary shares of(pound)1 each                                                500,000         500,000
                                                                                       =============== ===============

       Allotted, called up and fully paid

       100,000 Ordinary shares of(pound)1 each                                                100,000         100,000
                                                                                       =============== ===============

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   12  Statement of movements on profit and loss account
                                                                                                           Profit and
                                                                                                         loss account
                                                                                                               (pound)
       Balance at 1 January 1999                                                                             (29,858)
       Retained profit for the year                                                                            61,949
                                                                                                       ---------------

       Balance at 31 December 1999                                                                             32,091
                                                                                                       ===============


   13  Reconciliation of movements in shareholders' funds                                        1999            1998
                                                                                              (pound)         (pound)

       Profit for the financial year                                                           61,949           3,289
       Opening shareholders' funds                                                             70,142          66,853
                                                                                       --------------- ---------------

       Closing shareholders' funds                                                            132,091          70,142
                                                                                       =============== ===============


   14  Contingent liabilities

       a) The company acts as a surety for the obligations on a lease of premises acquired by UB (Soyco) Limited (a former subsidiary undertaking) for a term of twenty years from 24th June 1990 at an annual rental of (pound)61,500.

       b) The company has issued a letter of comfort to the bankers of a subsidiary undertaking in respect of a facility of (pound)1,500,000 made available to this subsidiary undertaking. Within the letter of comfort the company gave an undertaking to ensure the subsidiary would be able to fulfill all of its undertakings to the bank including business and financial obligations.

   15  Transactions with the directors

       During the year, the company was charged management fees of (pound)Nil (1998 - (pound)75,000) by UB Group (UK) Limited. The directors of United Breweries International (UK) Limited are also directors of UB Group (UK) Limited.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------


   16  Employees

       Number of employees

       The average monthly number of employees (including  directors) during the year was:
                                                                                                 1999            1998
                                                                                               Number          Number
       Sales and marketing                                                                         10              10
                                                                                       =============== ===============

       Employment costs

                                                                                               (pound)         (pound)

       Wages and salaries                                                                     255,946         257,339
       Other pension costs                                                                      9,786          11,818
                                                                                       --------------- ---------------

                                                                                              265,732         269,157
                                                                                       =============== ===============

   17  Ultimate parent undertaking and control

       The directors consider the company's ultimate parent undertaking to be Inversion Mirabele S.A., a company incorporated in Panama.


   18  Related party transactions

       During the year the company received  management fees of (pound)Nil (1998
       - (pound)48,000) and also received royalty income of (pound)8,711 (1998 -
       (pound)6,067) from its subsidiary undertaking UBSN Limited.

       At the balance sheet date, the following amounts were owed by/(to) related parties:

                                                                                                 1999            1998
                                                                                               (pound)         (pound)

       UBSN Limited (subsidiary undertaking)                                                 (156,125)          5,875
                                                                                       =============== ===============

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DETAILED TRADING AND PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1999

--------------------------------------------------------------------------------

                                                                        1999                            1998
                                                               (pound)        (pound)         (pound)         (pound)
Turnover

Sales and commissions                                                          20,881                          38,848

Administrative expenses

Wages and national insurance                                   255,946                        257,339
Pension scheme contributions                                     9,786                         11,818
Management fees payable                                             --                         75,000
Traveling and hotel accommodation                                   --                            211
Legal and professional fees                                        150                             --
Accountancy fees                                                    --                            600
Audit fees                                                       2,500                          2,400
Bank charges                                                       116                            460
General expenses                                                    15                            335
Royalties payable                                                5,227                          3,646
                                                        ---------------                ---------------
                                                                             (273,740)                       (351,809)
                                                                        --------------                 ---------------

                                                                             (252,859)                       (312,961)

Other operating income

Management fees receivable                                          --                         48,000
Costs reimbursed                                               265,732                        269,158
                                                        ---------------                ---------------

                                                                              265,732                         317,158
                                                                        --------------                 ---------------

Operating profit                                                               12,873                           4,197

Profit on sale of fixed asset investments                                      21,637                              --

Amounts written off investments

Amounts written back on investments                                            28,363                              --


Interest payable

Bank interest paid                                                               (852)                           (908)
                                                                        --------------                 ---------------

Profit before taxation                                                         62,021                           3,289
                                                                        ==============                 ===============


                                 U B S N LIMITED


                                   NO 2367133


                               REPORT & ACCOUNTS
                                31 DECEMBER 1998

UBSN Limited


Directors
V Mallya
B Dozey
D Townshend
D Anand
K Ganguly

Secretary
G Lodhi

Auditors
Ernst & Young
Becket House
1 Lambeth Palace Road
LONDON
SEl 7EU

Bankers
Nedcor Bank Ltd
Nedbank House
20 Abchurch Lane
London
EC4A 2AL

Solicitors
Travers Smith Braithwaite
10 Snow Hill
LONDON
EClA 2AL

Registered Office
75 Westow Hill
Crystal Palace
London
SE19 1TX

UBSN Limited


DIRECTORS' REPORT



The directors have pleasure in presenting their report and accounts for the year ended 31 December 1998.

RESULTS AND DIVIDENDS

In the year the company made a profit of (pound)87,547 (1997 - (pound)78,102).

The directors do not recommend the payment of a dividend.

PRINCIPAL ACTIVITIES AND REVIEW OF THE BUSINESS

The principal activity of the company is the marketing, distribution, selling and wholesaling of beer and wines.

With the continued growth in the sales of Kingfisher Lager and the introduction of Kalyani Indian Lager it is anticipated results will continue to improve in coming years.

DIRECTORS AND THEIR INTERESTS

The directors of the company during the year from 1 January 1998 to 31 December 1998 were those listed on page 2.

None of the directors held an interest in the company's shares at 31 December 1998, or at any time during the year.

FIXED ASSETS

The changes in fixed assets are disclosed in note 9.




By order of the board.



Secretary
G Lodhi

UBSN Limited


STATEMENT OF DIRECTORS' RESPONSIBILITIES IN RESPECT OF THE ACCOUNTS



Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those accounts, the directors are required to:

 o   Select suitable accounting policies and then apply them consistently;

 o   Make judgements and estimates that are reasonable and prudent; and

 o Prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

UBSN Limited


REPORT OF THE AUDITORS
To the members of UBSN Limited



We have audited the accounts on pages 6 to 14, which have been prepared under the historical cost convention and on the basis of accounting policies set out on page 8.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

As described on page 4 the company's directors are responsible for the preparation of the accounts. It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you.

BASIS OF OPINION

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts.

OPINION

In our opinion the accounts give a true and fair view of the state of affairs of the company as at 31 December 1998 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.


Ernst & Young
Registered Auditor
London

UBSN Limited


PROFIT AND LOSS ACCOUNT
Year ended 31 December 1998



                                                           1998            1997
                                        Notes            (pound)         (pound)

Turnover                                    3          6,755,146       5,743,653
Cost of sales                                          4,369,611       3,563,867
                                                       ---------       ---------
Gross profit                                           2,385,535       2,179,786

Distribution and selling costs                         1,487,735       1,287,459
Administrative expenses                                  585,213         676,146
                                                       ---------       ---------
Operating profit                            4            312,587         216,181

Costs relating to litigation            13/14             89,099          64,463
Interest payable & similar charges          7             84,581          43,116
                                                       ---------       ---------
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION            138,907         108,602

Tax on profit on ordinary activities        8             51,360          30,500
                                                       ---------       ---------
RETAINED PROFIT FOR THE YEAR               17             87,547          78,102
                                                       =========       =========



STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
Year ended 31 December 1998

There are no recognised gains or losses other than the profit attributable to shareholders of the company of (pound)87,547 in the year ended 31 December 1998 and of (pound)78,102 in the year ended 31 December 1997.

UBSN Limited


BALANCE SHEET
31 December 1998



                                                          1998             1997
                                          Notes         (pound)          (pound)

FIXED ASSETS                                9          607,438          518,214

CURRENT ASSETS
Stocks                                     10          111,420           44,270
Debtors                                    11        2,407,734        1,827,149
Cash at bank and in hand                               154,381           59,334
                                                     ---------        ---------
                                                     2,673,535        1,930,753

CREDITORS:
amounts falling due within one year        12        2,826,828        2,082,376
                                                     ---------        ---------
NET CURRENT LIABILITIES                               (153,293)        (151,623)

NET ASSETS                                             454,145          366,591
                                                     =========        =========
CAPITAL AND RESERVES
Called up share capital                    16          100,000          100,000
Profit and loss account                    17          354,145          266,591
                                                     ---------        ---------
                                                       454,145          366,591
                                                     =========        =========


These financial statements were approved by the Board of Directors on___________ and were signed on its behalf by:



D Townshend

D Dozey

Directors

UBSN Limited


Statement of Cash Flow



                                                        1998              1997

Net Cash Inflow/(Outflow) from Operating Activities   (460,744)         122,465

Servicing of Finance (Interest Paid)                   (84,581)         (43,116)
Taxation - Corporation Tax Paid                        (77,475)         (52,844)
Capital Expenditure
Payment to acquire tangible Fixed Assets              (264,397)        (152,396)
Proceeds from Sale of tangible Fixed Assets              -                3,299
                                                      --------         --------
(Decrease)/Increase in Cash in the period             (887,197)        (122,592)


Reconciliation of Operating Profit to Net Cash Inflow/Outflow from Operating Activities

                                                        1998              1997

Operating Profit                                       312,587          216,181
Costs relating to Litigation                           (89,099)         (64,463)
Depreciation                                           175,173          163,773
(Profit)/Loss on Sale of Fixed Assets                        0            1,843
(Increase)/Decrease in Debtors                        (580,585)        (189,835)
(Increase)/Decrease in Stocks                          (67,150)          (5,174)
Increase/(Decrease) in Creditors                      (211,670)             140
                                                      --------         --------
Net Cash Inflow/(Outflow) from Operating Activities   (460,744)         122,465


Analysis of Net Debt

                                                        1998              1997

Bank Balance/(Overdraft)
At 1st January                                         (13,402)         109,190
Net Cash Inflow/(Outflow)                             (887,197)        (122,592)
                                                      --------         --------
At 31st December                                      (900,599)         (13,402)

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



1.           ACCOUNTING POLICIES

             Accounting convention
             The accounts are prepared under the historical cost convention and in accordance with applicable accounting standards.

             Stocks
             Stocks are valued on a first-in, first-out basis at the lower of cost and net realisable value.

             Depreciation
             Depreciation is provided on all fixed assets at rates calculated to write off the cost of each asset evenly over its expected useful life as follows:

             Plant and equipment       -      6 to 7 years
             Motor vehicles            -      2 to 5 years

             Foreign currency
             Transactions denominated in foreign currencies are translated at the exchange rate on the transaction date. Balances denominated in foreign currencies are translated at the exchange rate at the balance sheet date.

             Deferred taxation
             Provision is made for deferred taxation using the liability method on timing differences to the extent that it is probable that the liability will crystallise.

             Pensions
             The company does not operate a pension scheme.


2.           JOINT VENTURE

             The  company was jointly  owned by United  Breweries  International
             (UK) Limited and Shepherd Neame Limited under a joint venture agreement whereby both parties held a 50 per cent interest in the company. At the 1 January 1998 Shepherd Neame Limited agreed to sell its 50 per cent share in the company to United Breweries International (UK) Limited. Under an exclusive licence granted from United Breweries Limited of India, the company holds the right to brew, market, develop and sell Kingfisher Lager. The company, in turn, has granted a sub-licence to Shepherd Neame Limited for the brewing of Kingfisher.

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



3.           TURNOVER

             Turnover comprises sales excluding value added tax. Export sales during the year were (pound)881,744 (1997 - (pound)924,826).

4.           OPERATING PROFIT

             This is stated after charging:

                                                               1998        1997
                                                             (pound)     (pound)

             Depreciation                                   175,173     163,773
             Auditors' remuneration: Audit services          17,007       8,532
                                     Non-audit services       8,000          -
             Exchange differences                             2,032       7,914
                                                            =======     =======




5.           DIRECTORS' EMOLUMENTS                             1998        1997
                                                             (pound)     (pound)

             Other Emoluments                                88,800      86,900
                                                            =======     =======


             Emoluments excluding pension contributions of the Chairman were nil (1997 - nil), and of the highest paid Director were (pound)45,500 (1997 - (pound)43,567) which included pension contributions of (pound)3,100 (1997 - (pound)3,030).

6.           STAFF COSTS

             The company had no employees during the year ended 31 December 1998 (1997 - nil).

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



7.           INTEREST PAYABLE

                                                               1998        1997
                                                             (pound)     (pound)


             Bank overdrafts and other credit facilities    84,581      43,116
                                                           =======     =======


8.           TAX ON PROFIT ON ORDINARY ACTIVITIES
                                                              1998        1997

             UK Corporation tax                             51,360      30,500
                                                           =======     =======


             The corporation tax charge on the profits for 1997 has been reduced by tax losses brought forward.

9.           FIXED ASSETS

                                        Plant and         Motor
                                        Equipment       Vehicles         Total
                                          (pound)        (pound)        (pound)
             Cost:
             At 1 January 1998         1,034,048         97,804      1,131,852
             Additions                   264,397              0        264,397
                                       ---------         ------      ---------
At 31 December 1998                    1,298,445         97,804      1,396,249
                                       ---------         ------      ---------



             Depreciation:
             At 1 January 1998           592,593         21,045        613,638
             Charge for the year         154,610         20,563        175,173
                                       ---------         ------      ---------
             At 31 December 1998         747,203         41,608        788,811
                                       ---------         ------      ---------

             Net book value:
             At 31 December 1998         551,235         56,196        607,438
                                       ---------         ------      ---------
             At 1 January 1998           441,455         76,759        518,214
                                       =========         ======      =========

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



10.          STOCKS
                                                                                       1998           1997
                                                                                     (pound)        (pound)

             Finished goods and promotional materials                               111,420         44,270

                                                                                   ========       ========

             There is no material difference between the current replacement cost and historical cost of stock.

11.          DEBTORS

                                                                                       1998           1997
                                                                                     (pound)        (pound)

             Trade debtors:
                Amounts owed by Shepherd Neame Limited (note 19)                    383,979        253,999
                Other                                                             1,789,242      1,475,182
             Other debtors                                                           36,056         15,889
             Prepayments and accrued income:
                  Amounts owed by Shepherd Neame Limited (note 19)                   94,910         27,780
                  UB Global Corporation Limited                                           0         54,299
                  UB International Ltd                                              103,547              -
                                                                                   ---------     ---------
                                                                                  2,407,734      1,827,149
                                                                                   =========     =========
12.         CREDITORS: amounts falling due within one year
                                                                                       1998           1997
                                                                                     (pound)        (pound)

            Bank overdraft                                                        1,054,980         72,736
            Trade creditors
               Amounts owed to Shepherd Neame Limited (note 19)                   1,148,494      1,589,417
               UB Global Corporation Limited                                          6,994              -
               Others                                                               137,435        129,168
            Corporation tax payable                                                  57,382         83,497
            VAT Payable                                                              27,612
            Accruals
               Amounts owed to Shepherd Neame Limited (note 19)                     292,631        114,295
               American United Breweries Inc.                                        29,739              -
               Other                                                                 71,561         93,263
                                                                                  ---------      ---------
                                                                                  2,826,828      2,082,376
                                                                                  =========      =========

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



13.          DISPUTE WITH MAJOR DISTRIBUTOR

             Trade debtors include an amount of approximately (pound)250,000 due from German Lager Importers Ltd. which is now in Creditors Voluntary liquidation. This debt had been the subject of a legal action and German Lager Importers Ltd. had made a counter claim for breach of contract. This counter claim was dismissed by the courts and UBSN Ltd. obtained judgement for the debt and full costs. In view of the subsequent voluntary liquidation a full provision has been made for all money due from German Lager Importers. All legal costs associated with these actions have been provided for in the accounts. The Directors are considering what further action can be taken to recover the debt.

14.          LITIGATION

             During the year a claim for (pound)500,000 was made jointly against the company and two other defendants relating to a breach of an alleged sponsorship contract. The directors dispute that the company has any connection with the alleged sponsorship contract and having taken legal advice do not believe that there is a valid claim against the company. Consequently no provision for future costs or damages has been made. Proceedings have also been started in India in relation to the same dispute. Indian legal advice has indicated that no liability other than legal costs is likely to arise as a consequence of these proceedings. (pound)30,455 of legal costs incurred in defending the action during 1998 are included in the Profit & Loss account.

15.          DEFERRED TAXATION

             The full potential liability for 1998 is (pound) 35,000 (1997 - (pound)26,000) in respect of capital allowance carried forward which has not been provided in the accounts.

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998




16.          SHARE CAPITAL

                                             Authorised           Allotted, called up
                                             And issued             and partly paid

                                           1998        1997         1998        1997
                                             No          No       (pound)     (pound)

125,000 'A' shares of(pound)1 each      125,000     125,000       50,000      50,000
125,000 'B' shares of(pound)1 each      125,000     125,000       50,000      50,000
                                        -------     -------       ------      ------
                                        250,000     250,000      100,000     100,000
                                        =======     =======      =======     =======


17.         RECONCILIATION OF SHAREHOLDERS' FUNDS AND MOVEMENTS ON RESERVES

                                                         Profit
                                             Share     and loss
                                            Capital     account       Total
                                            (pound)     (pound)      (pound)


            As at 1 January 1997            100,000     188,489     288,489
            Profit for the year                   -      78,102      78,102
                                            -------     -------     -------
            At 1 January 1998               100,000     266,591     366,591
            Profit for the year                   -      87,554      87,554
                                            -------     -------     -------
            As at 31 December 1998          100,000     354,145     454,145
                                            =======     =======     =======

18.         PARENT UNDERTAKING AND CONTROLLING PARTY

            The company's  immediate  parent  undertaking is United  Breweries
            International (UK) Limited and the ultimate parent company is Inversion Mirabela S.A. incorporated in Panama.

            For the period under review Shepherd Neame Limited remains a related party as envisaged by FRS 8 on the basis of control and shared business interests.

UBSN Limited


NOTES TO THE ACCOUNTS
31 December 1998



19       TRANSACTIONS WITH RELATED PARTIES

         During the year the company has had the following transactions with its related parties.

                                                             1998         1997
                                                           (pound)      (pound)
         Shepherd Neame Limited.
                        Sales                             636,100      674,000
                        Freight Costs                     265,830      199,423
                        Commission                         49,092       56,489
                        Purchases                       4,076,419    3,458,845

         United Breweries International (UK) Limited.
         (Parent Company registered in the UK)
                           Management Charge              114,666      144,000

         UB Global Corporation Ltd.
         (Subsidiary of United Breweries of India,
         registered in India)
                           Purchases                      296,449      112,118

          Kinnade Associate Inc.
         (Subsidiary of United Breweries Limited of
          India, registered in Panama)

                           Loan balance recoverable        27,000           -

         American United Breweries Inc.
         (Registered in the USA)

                           Commission/Advertising         173,276      162,402


         As a result of the trading activity with related parties, the following balances remained outstanding as at 31 December 1998.

                                                             1998         1997
                                                           (pound)      (pound)

         Amounts owed by Shepherd Neame Limited           478,889      281,779
         Amounts owed to Shepherd Neame Limited         1,148,494    1,589,417
         Accruals - Shepherd Neame Limited                292,631      114,295
                 American United Brewers Inc.              29,739            -
         Amounts owed to UB Global Corporation
          Limited                                           6,994        6,994

                      THE FOLLOWING STATEMENTS DO NOT FORM
                     PART OF THE AUDITED STATUTORY ACCOUNTS

UBSN Limited


DETAILED PROFIT AND LOSS ACCOUNT
Year ended 31 December 1998



                                                          1998             1997
                                                        (pound)          (pound)
GROSS PROFIT
Sales                                                6,755,146        5,743,653
Cost of sales                                       (4,369,611)      (3,583,867)
                                                    ----------       ----------
Gross profit                                         2,385,535        2,179,786
                                                    ----------       ----------
DISTRIBUTION AND SELLING EXPENSES
Freight                                                352,277          306,135
Advertising and promotional expenses                   514,543          428,472
Sales commission                                       119,592          138,574
Dispense equipment repairs                             120,087           97,715
Operational expenses                                   183,862          145,048
Benetton sponsorship                                    88,902          118,626
Other distribution and selling                         108,472           52,889
                                                    ----------       ----------
                                                     1,487,735        1,287,459
                                                    ----------       ----------
GENERAL AND ADMINISTRATIVE EXPENSES
Management fees                                        114,666          288,000
Audit and taxation fees                                 25,007            8,535
Postage and stationery                                   2,842            3,439
Bad debt provision                                      64,400           24,638
Depreciation/loss on asset disposal                    175,173          165,616
Exchange differences                                     2,032            7,914
Operational expenses                                   167,531          148,097
Royalties payable/receivable                             6,076           (8,826)
Miscellaneous                                           27,486           38,733
                                                    ----------       ----------
                                                       585,213          676,146
                                                    ----------       ----------
FINANCE COSTS
Bank interest and charges                               84,581           23,116
Other interest                                               -           20,000
                                                    ----------       ----------
                                                        84,581           71,122
                                                    ----------       ----------
EXCEPTIONAL ITEMS
Bad debt provision
Litigation costs                                        89,099           64,463
                                                    ----------       ----------
Profit on ordinary activities before tax               138,907          108,602
                                                    ==========       ==========

              Company Registration No. 1688201 (England and Wales)

                   UNITED BREWERIES INTERNATIONAL (UK) LIMITED

                   DIRECTORS' REPORT AND FINANCIAL STATEMENTS

                       FOR THE YEAR ENDED 31 DECEMBER 1998

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

COMPANY INFORMATION

--------------------------------------------------------------------------------


Directors                                                 M K Nambiar
                                                          V S Kumar
                                                          G M K Lodhi


Secretary                                                 G M K Lodhi



Company number                                            1688201


Registered office                                         75 Westow Hill
                                                          Crystal Palace
                                                          London
                                                          SE19 1TX

Auditors                                                  J. M. Shah and Company
                                                          Chartered Accountants
                                                          24 Old Bond Street
                                                          London
                                                          W1X 4JE

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

CONTENTS

                                                                           Page

                  Directors' report                                        1 - 2




                  Auditors' report                                            3




                  Profit and loss account                                     4




                  Balance sheet                                               5




                  Notes to the financial statements                        6 - 9



                       ---------------------------------

                  The following does not form part of the statutory financial statements:

                  Detailed trading and profit and loss account                10

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DIRECTORS' REPORT
FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


The directors present their report and financial statements for the year ended 31 December 1998.

Principal activity

The principal activity of the company during the year continued to be that of commission agents for the sale of beverages.

Year 2000

The directors have considered whether the company's operations could be adversely affected by malfunctions in computer or other equipment arising from errors in processing dates in the year 2000 and beyond.

No part of the company's current operations are critically dependent on computer or other equipment which could be affected by year 2000 problems.

Directors and their interests

The directors who served during the year and their beneficial interests in the shares of the company were as stated below:

                                          Ordinary shares of (pound) 1 each

                                        31 December 1998       1 January 1998

V S Kumar                                             --                   --
M K Nambiar                                           --                   --
K G James
G M K Lodhi                                           --                   --

Subsequent to the financial year end, K G James resigned as director on 30 June 1999.

Auditors

The company has by elective resolution dispensed with the obligation to appoint auditors annually in accordance with section 386(1) of the Companies Act 1985. Therefore, the auditors, J.M. Shah and Company, will be deemed to be reappointed for each succeeding financial year.

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


Directors' responsibilities

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

- select suitable accounting  policies and then apply them consistently;

- make judgements and estimates that are reasonable and prudent;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

This report has been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

By order of the board



M K Nambiar
Director

17 January 2000
--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

AUDITORS' REPORT
TO THE SHAREHOLDERS OF UNITED BREWERIES INTERNATIONAL (UK) LIMITED

--------------------------------------------------------------------------------

We have audited the financial statements on pages 4 to 9 which have been prepared under the historical cost convention and the accounting policies set out on page 6.

Respective responsibilities of directors and auditors

As described on page 2 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied or adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 1998 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/ J. M. Shah and Company
--------------------------
J. M. Shah and Company
Chartered Accountants
and Registered Auditors
24 Old Bond Street
London
W1X 4JE                                                       18 January 2000
--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------

                                                                                            1998                 1997
                                                              Notes                       (pound)              (pound)
Turnover                                                                                  38,848               28,402

Administrative expenses                                                                 (351,809)            (351,915)
Other operating income                                                                   317,158              372,006
                                                                            --------------------- --------------------

Operating profit                                                2                          4,197               48,493

Interest payable and similar charges                                                        (908)                (960)
                                                                            --------------------- --------------------
Profit on ordinary activities before taxation                                              3,289               47,533

Tax on profit on ordinary activities                            3                             --                   --
                                                                            --------------------- --------------------

Profit on ordinary activities after taxation                    9                          3,289               47,533
                                                                            ===================== ====================



The profit and loss account has been prepared on the basis that all operations are continuing operations.

There are no recognised gains and losses other than those passing through the profit and loss account.

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

BALANCE SHEET
AS AT 31 DECEMBER 1998

--------------------------------------------------------------------------------

                                                                           1998                            1997
                                              Notes              (pound)         (pound)        (pound)         (pound)

Fixed assets

Investments                                     4                             299,119                          50,000

Current assets

Debtors                                         5               67,298                         95,553
Cash at bank and in hand                                            --                          1,075
                                                        ---------------                ---------------

                                                                67,298                         96,628

Creditors: amounts falling due within
one year                                        6             (296,275)                       (79,776)
                                                        ---------------                ---------------

Net current (liabilities)/assets                                             (228,977)                         16,852
                                                                        --------------                 ---------------

Total assets less current liabilities                                          70,142                          66,852
                                                                        ==============                 ===============

Capital and reserves

Called up share capital                         8                             100,000                         100,000
Profit and loss account                         9                             (29,858)                        (33,148)
                                                                        --------------                 ---------------

Shareholders' funds - equity interests         10                              70,142                          68,852
                                                                        ==============                 ===============



These financial statements have been prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

The financial statements were approved by the board on 17 January 2000.

M K Nambiar                                          G M K Lodhi
Director                                             Director

--------------------------------------------------------------------------------
                                      -5-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


 1     Accounting policies

 1.1   Accounting convention

       The  financial   statements  are  prepared  under  the  historical   cost
       convention.

       The company has taken advantage of the exemption in Financial Reporting Standard No. 1 from the requirement to produce a cashflow statement on the grounds that it is a small company.

 1.2   Turnover

       Turnover represents amounts receivable by the company for goods sold, services supplied and commissions receivable and is stated net of value added tax.

 1.3   Investments

       Fixed asset investments are stated at cost less provision for diminution in value.

 1.4   Pensions

       The pension costs charged in the financial statements represent the contributions payable by the company during the year in accordance with Statement of Standard Accounting Practice 24.

 1.5   Deferred Taxation

       Deferred taxation is provided at appropriate rates on all timing differences using the liability method only to the extent that, in the opinion of the directors, there is a reasonable probability that a liability or asset will crystallise in the foreseeable future.

 1.6   Consolidation

       The company and its subsidiary undertakings comprise a small group. The company is exempt from the requirement to prepare consolidated financial statements by virtue of section 248 of the Companies act 1985. These financial statements therefore present information about the company as an individual undertaking and not about its group.

 2     Operating profit

                                                           1998       1997
                                                         (pound)    (pound)
       Operating profit is stated after charging:

       Auditors' remuneration                              2,400      2,000
                                                      ========== ==========

 3     Taxation

       No corporation tax charge arises for the year in view of tax losses available (1997 - (pound)Nil).

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


 4     Fixed asset investments

                                                                  Shares in
                                                                      group
                                                               undertakings
                                                                        and
                                                              participating
                                                                  interests
                                                                     (pound)

       Cost

       At 1 January 1998                                             78,363
       Additions                                                    249,119
                                                             ---------------

       At 31 December 1998                                          327,482
                                                             ---------------
       Provisions for diminution in value

       At 1 January 1998 and at 31 December 1998                     28,363
                                                             ---------------

       Net book value

       At 31 December 1998                                          299,119
                                                             ===============

       At 31 December 1997                                           50,000
                                                             ===============

       Holdings of more than 20%

       The company holds more than 20% of the share capital of the following companies:

                                                                 Shares held

       Company                     Country of registration or    Class     %
                                   Incorporation
       Subsidiary undertakings

       UB (Soyco) Limited          England and Wales             Ordinary   98
       UBSN Limited                England and Wales             Ordinary  100

       The aggregate amount of capital and reserves and the results of these undertakings for the last relevant financial year were as follows:

                                               Capital and      Profit for
                                                  reserves        the year

       UB (Soyco) Limited                      (1,726,271)        (18,897)
       UBSN Limited                                454,145          87,547
                                            =============== ===============

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


   5   Debtors                                                                                   1998            1997
                                                                                               (pound)         (pound)
       Amounts owed by group undertakings and undertakings in which the
       company has a participating interest                                                     5,875           1,551
       Other debtors                                                                           61,423          94,002
                                                                                       --------------- ---------------

                                                                                               67,298          95,553
                                                                                       =============== ===============


   6   Creditors: amounts falling due within one year                                            1998            1997
                                                                                               (pound)         (pound)

       Bank loans and overdrafts                                                                7,633              --
       Taxation and social security                                                            13,298          18,561
       Other creditors                                                                        275,344          61,215
                                                                                       --------------- ---------------

                                                                                              296,275          79,776
                                                                                       =============== ===============

   7   Pension costs

       The company operates a defined contribution pension scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The pension cost charge represents contributions payable by the company to the fund and amounted to (pound)11,818 (1997 - (pound)9,969).

   8   Share capital                                                                             1998            1997
                                                                                               (pound)         (pound)

       Authorised

       500,000 Ordinary shares of(pound)1 each                                                500,000         500,000
                                                                                       =============== ===============

       Allotted, called up and fully paid

       100,000 Ordinary shares of(pound)1 each                                                100,000         100,000
                                                                                       =============== ===============


   9   Statement of movements on profit and loss account

                                                                                                           Profit and
                                                                                                         loss account
                                                                                                               (pound)

       Balance at 1 January 1998                                                                             (33,147)
       Retained profit for the year                                                                             3,289
                                                                                                       ---------------

       Balance at 31 December 1998                                                                           (29,858)
                                                                                                       ===============

--------------------------------------------------------------------------------
                                      -8-

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------


   10  Reconciliation of movements in shareholders' funds       1998      1997
                                                              (pound)   (pound)

       Profit for the financial year                           3,289    47,533
       Opening shareholders' funds                            66,852    19,319
                                                           ---------- ---------

       Closing shareholders' funds                            70,142    66,852
                                                           ========== =========


   11  Contingent liabilities

       a) The company acts as a surety for the obligations on a lease of premises acquired by a subsidiary undertaking for a term of twenty years from 24th June 1990 at an annual rental of (pound)61,500.

       b) During the year the company issued a letter of comfort to the bankers of a subsidiary undertaking in respect of a facility of (pound)1,500,000 made available to this subsidiary undertaking. Within the letter of comfort the company gave an undertaking to ensure the subsidiary would be able to fulfill all of its undertakings to the bank including business and financial obligations.

   12  Transactions with the directors

       During the year, the company was charged management fees of (pound)75,000 (1997 - (pound)120,000) by UB Group (UK) Limited. The directors of United Breweries International (UK) Limited are also directors of UB Group (UK) Limited.

   13  Ultimate parent undertaking and control

       The directors consider the company's ultimate parent undertaking to be Inversion Mirabele S.A., a company incorporated in Panama.


   14  Related party transactions

       During the year the company received management fees of (pound)48,000 (1997 - (pound)144,000) and also received royalty income of (pound)6,076 (1997 - (pound)Nil) from UBSN Limited, a fully owned subsidiary.

       At the balance sheet date, the following amounts were owed by related parties:

                                                      1998           1997
                                                    (pound)        (pound)

       UBSN Limited (subsidiary undertaking)         5,875          1,551
                                                  ============ ===========

   15  Post balance sheet events

       Subsequent to the financial year end the company disposed of its investment in its subsidiary undertaking, UB (Soyco) Limited.

--------------------------------------------------------------------------------

UNITED BREWERIES INTERNATIONAL (UK) LIMITED

DETAILED TRADING AND PROFIT AND LOSS ACCOUNT
FOR THE YEAR ENDED 31 DECEMBER 1998

--------------------------------------------------------------------------------

                                                                       1998                            1997
                                                               (pound)        (pound)         (pound)         (pound)

Turnover

Sales and commissions                                                          38,848                          28,402

Administrative expenses

Wages and national insurance                                   257,339                        217,382
Pension scheme contributions                                    11,818                          9,969
Management fees payable                                         75,000                        120,000
Traveling and hotel accommodation                                  211                          1,641
Legal and professional fees                                         --                           (63)
Accountancy fees                                                   600                            500
Audit fees                                                       2,400                          2,000
Bank charges                                                       460                            243
General expenses                                                   335                             --
Subscriptions                                                       --                            243
Royalties payable                                                3,646                             --
                                                        ---------------                ---------------
                                                                             (351,809)                       (351,915)
                                                                        --------------                 ---------------
                                                                             (312,961)                         28,402

Other operating income

Management fees receivable                                      48,000                         144,00
Costs reimbursed                                               269,158                        228,006
                                                        ---------------                ---------------
                                                                              317,158                         372,006
                                                                        --------------                 ---------------

Operating profit                                                                4,197                          48,493

Interest payable

Bank interest paid                                                               (908)                           (960)
                                                                        --------------                 ---------------

Profit before taxation                                                          3,289                          47,533
                                                                        ==============                 ===============

--------------------------------------------------------------------------------
                                      -10-

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         MENDOCINO BREWING COMPANY, INC.

         The undersigned shareholder of MENDOCINO BREWING COMPANY, INC., a California corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement each dated December 18, 2000 and appoints Dr. Vijay Mallya, Jerome Merchant, and Yashpal Singh, and each of them, as proxy of the undersigned with power of substitution and revocation, to represent the undersigned at the Annual Meeting of the Shareholders of the Company, to be held on January 24, 2001 at 2:00 p.m. at the Ukiah Valley Conference Center located at 200 South School Street, Ukiah, California, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote as if the undersigned were present and voting the shares.

         THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1, 2, AND 4 AND FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL NO. 4 AS DESCRIBED THEREIN. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You do not need to mark any boxes.

         [X]      Please mark votes as in this example.

       The Board of Directors recommends a vote FOR Proposals 1 through 4.

1. To approve a Share Purchase Agreement dated November 3, 2000, between the Company, Inversiones Mirabel, S.A., and Golden Eagle Trust, and the transactions contemplated thereby.


            [ ]     For         [ ]     Against         [ ]    Abstain


2. To amend the Company's Bylaws to allow for the election of up to nine Directors.

            [ ]     For         [ ]     Against         [ ]    Abstain

3.       a.       Election of the 7 Directors  nominated by the Board (or if any nominee is not available for election, such substitute(s) as the Board of Directors may designate). (To WITHHOLD authority to vote for any individual nominee or nominees strike a line through that nominee's name in the list below. To WITHHOLD authority to vote for ALL of the Board's nominees, check the appropriate box below.)

                  Nominees: Vijay Mallya, Michael Laybourn, Robert Neame, Kent Price, Sury Rao Palamand, Jerome Merchant, and Yashpal Singh

                  [ ]  FOR ALL           [ ]  WITHHOLD FOR ALL

         b. If Proposals 1 and 2 are approved, election of nominee David Townshend as Director (or if he is not available for election, such substitute as the Board of Directors may designate).

                  [ ]  FOR               [ ]  WITHHOLD

4. To ratify the appointment of Moss Adams, L.L.P. as independent auditors of the Company for the current fiscal year.

                  [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

         MARK HERE             [ ]                   MARK HERE         [ ]
         FOR ADDRESS                                 IF YOU PLAN
         CHANGE AND                                  TO ATTEND
         NOTE AT LEFT                                THE MEETING

         Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

         Signature:  ________________________________     Date:  ______________


         Signature:  ________________________________     Date:  ______________